                                                                    EXHIBIT 10.8






                                 OFFICE LEASE


                                    between

                       JENKINS COURT PENNSYLVANIA, L.P.

                                             as Landlord


                                      and


                                  CDNOW, INC

                                             as Tenant

                                      for

                         Suites 320, 330, 350 and 360
                                  Third Floor
                                 Jenkins Court
                               610 Old York Road
                           Jenkintown, Pennsylvania

                               TABLE OF CONTENTS
                               -----------------

SECTION:                                                              PAGE
     1.   Reference Data...............................................  1

     2.   Premises.....................................................  2

     3.   Term.........................................................  3

     4.   Rent.........................................................  5

     5.   Operating Costs; Taxes.......................................  6

     6.   Late Charges.................................................  9

     7.   Use of Premises..............................................  9

     8.   Common Areas................................................. 10

     9.   Alterations and Trade Fixtures; Removal...................... 10

     10.  Mechanics' Liens............................................. 12

     11.  Condition of Premises........................................ 12

     12.  Building Services............................................ 12

     13.  Assignment and Subletting.................................... 14

     14.  Access to Premises........................................... 16

     15.  Repairs...................................................... 17

     16.  Indemnification of Insurance................................. 18

     17.  Waiver of Claims............................................ 19

     18.  Quiet Employment............................................ 19

     19.  Negative Covenants of Tenant................................ 20

     20.  Fire or Other Casualty...................................... 20

     21.  Subordination............................................... 21

     22.  Condemnation................................................ 22

     23.  Estoppel Certificate........................................ 22

     25.  Remedies.................................................... 24

     26.  Requirement of Strict Performance........................... 28

     27.  Relocation of Tenant........................................ 28

     28.  Surrender of Premises; Holding Over......................... 28

     29.  Compliance With Laws and Ordinances......................... 29

     30.  Waiver of Trial by Jury..................................... 30

     31.  Notices..................................................... 30

     32.  Real Estate Brokers......................................... 31

     33.  Force Majeure............................................... 31

     34.  Landlord's Obligations...................................... 31

     35.  Landlord's Liability........................................ 31

     36.  Successors.................................................. 32

     37.  Governing Law............................................... 32

     38.  Severability................................................ 32

     39.  Captions.................................................... 32

     40.  Gender...................................................... 32

     41.  Execution................................................... 32

     42.  Exhibits and Rider.......................................... 32

     43.  Entire Agreement............................................ 32

     44.  Corporate Authority......................................... 33

     45.  Landlord's Construction..................................... 36

     47.  Additional Damages.......................................... 38

     48.  Financial Statements........................................ 38

     EXHIBITS:
          A  -  Floor Plan of Premises
          B  -  Rules and Regulations
          C  -  Tenant Finish Work
          D  -  Building Standard Improvements
          E  -  Consent to Suite 320 Sublease

                            O F F I C E  L E A S E
                            ----------------------


     THIS LEASE is made this ____ day of ___________, 1997, by and between JENKINS COURT PENNSYLVANIA, L.P., a Pennsylvania limited partnership ("Landlord"), and CDNOW, INC., a Pennsylvania corporation ("Tenant").

     1.   Reference Data.  As used in this Lease, the following terms shall have
          --------------
the indicated meanings and refer to the data set forth in this Section:

Landlord's Address:      c/o Oaktree Capital Management, LLC
                         550 South Hope Street, 22nd Floor
                         Los Angeles, California  90071


Tenant's Address:

prior to the             401 Old Pennllyn Pke
Commencement Date:       Pennllyn, Pennsylvania  19422

after the                Jenkins Court, Suite 330
Commencement Date:       610 Old York Road
                         Jenkintown, Pennsylvania  19046


Building:                Jenkins Court
                         610 Old York Road
                         Jenkintown, Montgomery County,
                         Pennsylvania


Premises:                Suites 330, 350 and 360, containing 5,250 rentable
                         square feet on the third floor of the Building, shown
                         outlined in black on the floor plan attached hereto as
                         Exhibit "A". From and after May 1, 2000, the Premises
                         ----------
                         shall include Suite 320, for a total of 16,785 rentable square feet.

Term:                    Five (5) years


Commencement Date:       July 15, 1997


Base Rent:

                              Lease
                              Year      Annual         Monthly
                              ----      ------         -------
                              1         $100,012.56    $ 8,334.38
                              2         $101,062.56    $ 8,421.88
                              3         $102,112.56    $ 8,509.38
                              4         $329,825.28    $27,485.44
                              5         $333,182.28    $27,765.19

Tenant's Percentage:     7.8%, determined by dividing the rentable area of the
                         Premises by the aggregate rentable area of the Office
                         Space within the Building, deemed to be 67,000 rentable square feet

                         After the Suite 320 Commencement Date (as defined in
                         Section 3), Tenant's Percentage will be 25%

Base Year:               1997

Security Deposit:        $16,668.76

     2.   Premises.  In the event that Exhibit "Al" shows as being within the
                                       ------------
Premises, hallways, passageways, stairways, elevators, or other means of access to and from the Premises or the upper and lower portions of the Building, the space occupied by the said hallways, passageways, stairways, elevators and other means of access, although within the Premises as described hereinabove, shall be taken to be excepted therefrom and reserved to Landlord or to the other lessees of the Building and the same shall not be considered a portion of the Premises. All ducts, pipes, wires or other equipment used in the operation of the Building, or any part thereof, and any space occupied thereby, whether or not within the Premises as described hereinabove, shall likewise be excepted and reserved from the Premises, and Tenant shall not remove or tamper with or use the same and will permit Landlord to enter the Premises to service, replace, remove or repair the same.

     3.   Term.  (a)  Subject to the conditions set forth in Section 3(c), the
          ----
Term shall commence on the Commencement Date specified in Section 1 and continue for the period specified as the Term in Section 1, unless sooner terminated as herein provided.

          (b) In the event the Premises are not ready for Tenant's occupancy on the Commencement Date due to the failure or refusal of the present occupant of the Premises to vacate and surrender up the same in a timely manner, or because the Premises are not Substantially Completed (as defined in Section 45) before the Commencement Date, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, but Tenant's obligation to pay the Base Rent and Additional Rent hereunder shall not commence to accrue until the Premises are Substantially Completed and delivered to Tenant.

          (c) (1) The obligation of Landlord to lease Suite 360 to Tenant under the terms set forth in this Lease are subject to Landlord's receiving an executed lease termination agreement from the current tenant of Suite 360, in form and substance satisfactory to Landlord, no later than sixty (60) days after the date of this Lease. If the foregoing condition is not satisfied by such date, Landlord shall so notify Tenant and Landlord will lease Suite 340 to Tenant. Landlord and Tenant shall thereafter modify this Lease to reflect the reduced square footage of the Premises in accordance with the following:

          Premises                 5,180 square feet
                                   After Suite 320 Commencement Date:
                                        16,715 square feet

          Tenant's Percentage      7.7%
                                   After Suite 320 Commencement Date:
                                        25%

          Security Deposit         $15,540

          Construction Allowance
          (per Exhibit "C")        $93,240 or $18.00 per square foot

          Base Rent:

                              Lease
                              Year      Annual         Monthly
                              ----      ------         -------
                              1         $ 93,240.00    $ 7,770.00
                              2         $ 94,276.00    $ 7,856.33
                              3         $ 95,312.00    $ 7,942.67
                              4         $310,899.00    $25,908.25
                              5         $314,242.00    $26,186.83

     Landlord will refund to Tenant any Base Rent and security deposit paid by Tenant in advance with respect to Suite 360. Tenant will not be entitled to terminate this Lease because of the failure of the foregoing conditions.

               (2) If, pursuant to the preceding paragraph (1), Tenant leases Suite 340 from Landlord,.Landlord agrees that, for a period through and including May 15, 1999, Landlord will endeavor to make Suite 360 available to Tenant when and if the current lease for Suite 360 is terminated, provided that
(A) no event of default under this Lease shall have occurred and be continuing and (B) Tenant shall have notified Landlord that Tenant remains interested in Suite 360. Any lease for Suite 360 shall be on substantially the same terms and conditions as this Lease, for the then remaining term of this Lease, except that the Base Rent and Construction Allowance (as defined in Exhibit "C" hereto) shall be appropriately modified to reflect the shorter term for Suite 360 Landlord's obligation to lease Suite 360 pursuant to this Section 3(c) (2) are subject to Landlord and Tenant executing an amendment to this Lease within thirty (30) days after Landlord notifies Tenant that the then-current tenant of Suite 360 has executed or is about to execute a lease termination agreement.

          (d) Commencing with May 1, 2000 (the "Suite 320 Commencement Date"), the terms and conditions of this Lease shall become effective as to Suite 320 of the third floor of the Building, as shown on Exhibit "A". Landlord and Tenant
                                             -----------
acknowledge that Tenant will be entering into a sublease for Suite 320 with the current Tenant of Suite 320 on or about the date of this Lease. Until the Suite 320 Commencement Date, the terms of that sublease will govern Tenant's occupancy of Suite 320. Tenant's obligations under this Lease are conditioned on Landlord's consent to such sublease, a copy of which consent is attached hereto as Exhibit E.
   ---------

     4.   Rent.
          ----

          (a)  Base Rent.  During the Term of this Lease, Tenant shall pay to
               ---------
Landlord the Base Rent, in equal monthly installments in advance on the first day of each calendar month, without setoff or deduction, provided that the installment of Base Rent for the first full year of the Term shall be paid by Tenant upon execution of this Lease. In the event the Term of this Lease commences on a day other than the first day of a calendar month, then on the Commencement Date Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month.

          (b)  Additional Rent.  Whenever under the terms of this Lease any sum
               ---------------
of money is required to be paid by Tenant in addition to the Base Rent herein reserved, and said additional sum is not designated as "Additional Rent", then if not paid when due, said sum shall nevertheless be deemed "Additional Rent" and be collectible as such with any installment of Base Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any such sum at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

          (c)  Electric Charges.  In addition to the Base Rent and other charges
               ----------------
set forth in this Lease, Tenant shall pay all metered charges for electricity consumed in the Premises (which shall mean all electricity other than that consumed by central air-conditioning, heating and ventilating equipment, the cost of which, together with electricity consumed in the operation of the Building common areas, shall be included in the Operating Costs) directly to the providing utility as and when billed.

          (d)  Payment.  All payments of Base Rent and Additional Rent shall be
               -------
paid when due, without demand, at Landlord's Address, or at such other place as Landlord may from time to time direct. All checks shall be made payable to Landlord or such other person as Landlord may direct from time to time.

          (e)  Security Deposit.  Landlord acknowledges receipt from Tenant of
               ----------------
the Security Deposit to be held as collateral security for the payment of Base Rent, Additional Rent and all other sums of money payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant under this Lease. The Security Deposit, without interest, shall be repaid to Tenant within ninety (90) days after the expiration or sooner termination of this Lease, provided Tenant shall have made all such payments and performed all such covenants and agreements. Upon any default by Tenant hereunder, at Landlord's sole option, Landlord may apply all or part of the Security Deposit on account of such default, and thereafter Tenant shall promptly restore the original amount of the Security Deposit.

     5.   Operating Costs; Taxes.
          ----------------------

          (a)  Operating Costs. "Operating Costs" shall mean that portion of the
               ---------------
costs and expenses of the operation, maintenance and repair of the Building and the complex of which it is a part which is allocable to the 67,000 rentable square feet of space located above the first floor of the Building (the "Office Space"), as reasonably determined by Landlord. Such costs of operation, maintenance and repair shall include, without limitation, the cost and expense to Landlord of the following items:

               (1) All wages, salaries and fees of all employees and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance and all other employee benefits relating thereto;

               (2) All supplies and materials used in the management, operation, repair, replacement, maintenance and security of the Building;

               (3) All utilities consumed by the Building and the servicing thereof, including, without limitation, gas, water, sewer and electricity for common area lighting and heating, ventilating and air-conditioning;

               (4) All maintenance and service contracts for the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, window cleaning, security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevators, parking lot maintenance, landscaping and snow removal;

               (5) All property, liability and other insurance for the Building (including all common areas) and Landlord's personal property and fixtures used in connection therewith;

               (6) All repairs (including necessary replacements) and general maintenance of the Building;

               (7)  All cleaning and janitorial services for the Building;

               (8) The cost of any capital improvements, which cost shall be amortized over the expected useful life of the capital improvement as reasonably determined by Landlord, together with interest on the unamortized balance at a rate equal to one percent (1%) in excess of the Prime Rate reported from time to time in the Wall Street Journal or such higher rate as may have been paid by
            -------------------
Landlord on funds borrowed for the purpose of constructing such capital improvements;

               (9) All Real Estate Taxes, as hereinafter defined, and all other permit and license fees and taxes (other than income taxes) payable in connection with the ownership and operation of the Building; and

               (10) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first-class office building; provided, however, that the following shall be excluded from the term "Operating costs": (i) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty, to the extent covered by such insurance; (ii) expenses incurred in leasing or procuring new tenants (e.g., for lease commissions, advertising and renovating space); (iii) legal expenses in enforcing the terms of any lease; (iv) interest and amortization payments on any mortgage or mortgages; and (v) any services which are provided to another tenant in such tenant's premises and which are not made available to Tenant.

          Tenant acknowledges that the first floor and ground floor of the Building contain retail uses and that the Building is part of a complex containing another building. Landlord shall allocate the costs and expenses of operating, maintaining and repairing the Building and complex between such buildings and among such uses in accordance with sound accounting and management practices.

          (b)  Real Estate Taxes.  "Real Estate Taxes" shall mean all gross real
               -----------------
property taxes, charges and assessments (including any special assessments, whether voluntary or involuntary) which are levied, assessed or imposed by any governmental authority with respect to the land and the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to and/or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building), but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes.

          (c)  Payments.  For each calendar year (or part thereof) following the
               --------
Base Year and included in the Term of this Lease (each, a "Comparison Year"), Tenant shall pay Landlord, as Additional Rent, Tenant's Percentage of any increase in Operating Costs for each Comparison Year over the Operating Costs for the Base Year. If the portion of the first Comparison Year included in the Term of this Lease is less than a full calendar year, Tenant's Percentage of the excess Operating Costs with respect to such Operating Year shall be pro rated for the portion of the year in which this lease was in force. In the event that this Lease shall expire at any time other than at the end of a calendar year, then within thirty (30) days after statements reflecting the actual Operating Costs for the year in which such expiration occurs are submitted by Landlord to Tenant, either Landlord or Tenant shall pay to the other party the adjustment sum due, pro rated for the portion of the year in which this Lease was in force. The provisions of this subsection (c) shall survive the expiration of this Lease.

          (d)  Monthly Installments.  Commencing on January 1, 1999 and
               --------------------
thereafter on the first day of each month during each Comparison Year, Landlord and Tenant agree that Tenant shall pay monthly, in advance, an amount equal to one-twelfth of Tenant's Percentage of the amount by which Operating Costs for such Comparison Year were in excess of the operating Costs for the Base Year. With respect to calendar year 1998, Tenant shall pay the Tenant's Percentage of the amount by which Operating Costs for 1998 were in excess of the Operating Costs for the Base Year within (30) days after Landlord submits a statement to Tenant setting forth the actual Operating Costs for the Building for 1998 and Tenant's Percentage of the increase thereof above the Operating Costs for the Base Year.

          (e)  Reconciliation.  On or about May 1 of each Comparison Year
               --------------
commencing with the second Comparison Year, Landlord shall submit to Tenant a statement setting forth the actual operating Costs for the Building for the preceding Comparison Year and Tenant's Percentage of the increase thereof above the Operating Costs for the Base Year. Within thirty (30) days after delivery of such statement to Tenant, an adjustment shall thereupon be made between Landlord and Tenant to reflect any difference between Tenant's estimated payments under paragraph (d) above and Tenant's Percentage of the increase in the actual Operating Costs for the preceding Comparison Year above the Operating Costs for the Base Year. In no event, however, shall the monthly rent paid by Tenant be less than the Base Rent set forth in Section 4(a) above, and no decrease in Operating Costs shall result in a reduction of the Base Rent.

          Each statement furnished by Landlord to Tenant shall be conclusive and binding upon Tenant unless, within ninety (90) days after receipt of such statement, Tenant shall notify Landlord in writing that it disputes the correctness of such statement, stating the reason for such dispute. Pending the determination of such dispute, Tenant shall pay the full amount of the Additional Rent payable by Tenant in accordance with each such statement that Tenant is disputing without delay.

          (f)  Occupancy Adjustment.  If the Building is less than 95% occupied
               --------------------
during any portion or all of the Base Year or any Comparison Year, then Landlord shall adjust those Operating Costs which vary with the occupancy level of the Building for any such Year to an amount which reflects what such Operating Costs would have been for such Year had the Building been 95!k occupied throughout such Year. In no event shall such calculation yield a profit to Landlord.

          (g)  Lease Taxes.  Tenant shall pay before delinquency any and all
               -----------
taxes assessed against Tenant's leasehold interest and personal property, as well as any sales or use taxes on the rentals under this Lease. Tenant shall not be responsible for any income taxes of Landlord. If Landlord is required pursuant to applicable law to collect from Tenant any such sales or use taxes on behalf of any governmental authority, Tenant shall pay the same to Landlord in accordance with Landlord's written demand therefor.

     6.   Late Charges.  In the event that Tenant shall fail to pay Base Rent or
          ------------
any Additional Rent within five (5) days after its due date, Tenant shall pay an automatic late charge to Landlord of five cents $.05 for each dollar overdue.
In addition, in the event that Tenant shall fail to pay Base Rent or any Additional Rent within thirty (30) days after its due date, then from and after the thirty-first (31st) day until the date Tenant finally pays Base Rent or Additional Rent, Tenant shall pay Landlord interest at the rate of fourteen (14) percent per annum (the "Overdue Interest Rate") with respect to the delinquent amount. Such late charges and interest shall be deemed Additional Rent for all purposes under this Lease.

     7.   Use of Premises.  Tenant shall use and occupy the Premises for
          ---------------
purposes of executive and general offices and operation of a facility for the sale of compact discs, records, recordings, audiotapes and other general merchandise items primarily through the Internet or other on-line computer network and for provision of computer-related services. Such sales facility shall not involve "walk-in" retail sales to Tenant's customers. Tenant shall not sell or disseminate, as a primary use, (whether digitally or otherwise) pornographic material or host a computer "chat line" or similar service which is primarily devoted to the dissemination of pornographic material. Tenant shall not use or occupy the Premises for any other purpose or business, without the prior written consent of Landlord. Tenant and its employees, agents, licensees, invitees, subtenants and contractors shall observe and comply with the rules and regulations set forth on Exhibit "B" attached
                         -----------
hereto and made a part hereof (the "Rules and Regulations"), as such Rules and Regulations may be modified from time to time by Landlord.

     8.   Common Areas.  All walkways, parking areas, elevators, stairs, alleys,
          ------------
public corridors, fire escapes, and other areas, facilities and improvements which may be provided by Landlord from time to time for the general use, in common, of Tenant and other Building tenants and their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such common areas, facilities and improvements.

          Without limiting the scope of Landlord's right to establish rules and regulations for the common areas, Tenant acknowledges that Landlord will from time to time designate specific areas for parking by tenants of the Office Space. Tenant and Tenant's employees shall park their cars in those portions of the parking area designated for that purpose by Landlord. Landlord shall provide sufficient unreserved parking to comply with applicable code requirements.

     9.   Alterations and Trade Fixtures; Removal.
          ---------------------------------------

          (a) During the Term of this Lease, Tenant shall not make any alterations or additions to the Premises which are structural in nature, are visible from the exterior of the Premises or which affect the Building systems, without the prior written consent of Landlord. In the event that Tenant shall desire to perform any such alterations or additions in or about the Premises, Tenant shall deliver to Landlord detailed, professionally prepared plans and specifications prepared at the expense of Tenant. Landlord shall review such plans and specifications and return same to Tenant either marked approved, marked to show the corrections required (in which event such marked-up plans and specifications shall be deemed approved as marked-up), or marked disapproved with the reasons therefor. If Landlord disapproves Tenant's plans and specifications, Tenant shall have twenty (20) days from the date of such disapproval to submit revised plans and specifications subject to subsequent mark-ups or disapprovals and corrections in the above manner. Upon approval by Landlord of Tenant' s plans and specifications, Tenant shall proceed with due diligence to commence the work to be performed by Tenant and shall complete such work in a diligent manner. All such work consented to by Landlord, to be done or performed in or about the Premises by Tenant, shall be performed (1) at Tenant's sole cost and expense, and (2) by contractors and subcontractors approved by Landlord. Upon completion of any such work, Tenant shall pay to Landlord an amount equal to 10%of the first $10,000 of the total cost of such work and an amount equal to 5% of the remainder of the total cost to reimburse Landlord for review of such plans and specifications and the coordination and final inspection of the work. Landlord shall require a guarantee by each of Tenant's prime contractors for the benefit of Landlord and Tenant that all work performed and materials and equipment furnished by such contractors will conform to the requirements of the plans and specifications as to the kind, quality, function of the equipment and characteristics of material and workmanship and will remain so for a period of at least one (1) year from the date that the work has been completed. In the event any defects in materials, equipment or workmanship shall appear prior to the expiration of such period, upon receiving written notice thereof from Landlord or Tenant, the contractor will immediately correct and repair the same at the expense of such

          (b) Any consent by Landlord permitting Tenant to do any alteration work in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workers and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's contractors or by any other tenants or their contractors. If at any time any of the workers or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do any work in or about the Premises, may be withdrawn by Landlord upon written notice to Tenant.

          (c) All alterations, interior decorations, improvements or additions made to the Premises by Tenant, except for movable furniture, equipment and trade fixtures, shall become Landlord's property upon expiration or sooner termination of this Lease, unless Landlord gives Tenant written notice to remove any such alteration, interior decoration, improvement or addition prior to, or within ten (10) days following, the expiration or termination of this Lease, in which case Tenant shall remove the designated alteration, decoration, improvement or addition and repair any damage caused thereby. Tenant shall also remove all movable furniture, equipment and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, and repair any damage caused to the Premises by said removal. All of said movable furniture, equipment and trade fixtures remaining in the Premises after the Lease expiration date, or any sooner termination of this Lease, shall be deemed to be abandoned property and may be disposed of by Landlord or, at Landlord's option, stored, in either case at Tenant's risk and expense. Any costs incurred by Landlord in removing, storing and/or disposing of Tenant's property and repairing any damage caused thereby, plus interest thereon at the Overdue Interest Rate, shall be paid by Tenant to Landlord on demand.

     10.  Mechanics' Liens.  Prior to Tenant performing any alterations,
          ----------------
additions or construction work in or about the Premises for which a lien could be filed against the Premises or the Building, Tenant shall have its contractor execute and file in the appropriate public office a Waiver of Mechanics' Lien, in form satisfactory to Landlord, and provide Landlord with the original copy thereof. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then at its expense, Tenant shall cause such lien to be removed of record by payment, bond or otherwise, within twenty
(20) days after the filing thereof. If Tenant shall fail to cause such lien to be removed of record within such twenty (20) day period, Landlord may cause such lien to be removed of record by Payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, in which event Tenant shall reimburse Landlord in the amount paid by Landlord, including expenses, within ten (10) days after Landlord's billing therefor. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or removal of record.

     11.  Condition of Premises.  Tenant acknowledges and agrees that, except
          ---------------------
for the Tenant Finish Work to be constructed by Landlord as set forth in Section 45 of the Rider, Landlord has not agreed to make any improvements to the Premises and there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition, order and repair at such time.

     12.  Building Services.
          -----------------

          (a) Landlord shall provide, within its Building standards, the following services and facilities:

               (1) Heating, ventilating and air conditioning, seven (7) days per week, twenty-four (24) hours per day, except on holidays observed by the governments of the United States or the Commonwealth of Pennsylvania (Holidays). Tenant agrees to cooperate fully with Landlord and to abide by all the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems. If Tenant requires heating, ventilation and air conditioning service on Holidays, Landlord shall supply the same upon reasonable prior notice, to be paid for by Tenant, within thirty (30) days of billing, at a rate to be determined from time to time by Landlord.

               (2) Subject to payment of the charges therefor by Tenant, electricity f or normal office use, including normal office equipment and lighting, in the Premises (4 watts per rentable square foot per day is deemed normal office use).

               (3) Cleaning and maintenance of common areas in the Building, including bathroom facilities.

               (4) Continuous passenger elevator service via at least one (1) car at all times, including Holidays; freight elevator service from 8:00 A.M. to 4:00 P.M., Monday through Friday, except Holidays.

               (5) Janitorial services, including cleaning of Premises, in accordance with Landlord's Building Standard schedule. Landlord shall not be required to furnish cleaning services to any kitchens, lunchrooms or non-Building standard lavatories in the Premises (other than cleaning of floors and surfaces).

               (6)  Water for lavatory and drinking purposes.

               Tenant shall reimburse Landlord for all additional cleaning expenses incurred by Landlord, including but not limited to, garbage and trash removal expense over and above the normal cleaning provided by Landlord, due to the presence of a lunchroom or kitchen or food and beverage dispensing machines within the Premises. No food or beverage dispensing machines shall be installed by Tenant in the Premises without the prior written consent of Landlord.

          (b) Without Landlord's prior written consent Tenant shall not install any equipment in the Premises which shall cause the connected electrical load to exceed the electrical capacity provided by Landlord as set forth above, affect the temperature otherwise maintained by the air-conditioning system or overload any other system servicing the Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof (including Landlord's construction management fee) shall be paid by Tenant upon Landlord's demand.

          (c)  Landlord does not warrant that the services provided for in
Section 12(a) above shall be free from any slowdown, interruption or stoppage due to the order of any governmental bodies and regulatory agencies, or caused by the maintenance, repair, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord. No such slowdown, interruption or stoppage of any such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of Base Rent or Additional Rent or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease unless Tenant is unable to use the Premises for the regular conduct of its business for more than five (5) consecutive business days. For purposes of this Lease, the term "business days" shall mean Monday through Friday, inclusive, except Holidays. In such event and provided (1) Tenant or any of its employees, agents or contractors did not cause the interruption and (2) Tenant provided Landlord with prompt notice of the service interruption, Base Rent and Additional Rent shall be abated on a daily basis until occupancy is restored. Landlord agrees to use best efforts to resume the service upon any such slowdown, interruption or stoppage. Landlord will provide Tenant, wherever possible, advance notice of any service slowdowns, interruptions or stoppages.

     13.  Assignment and Subletting.
          -------------------------

          (a) Except as expressly permitted pursuant to this Section, Tenant shall not assign or mortgage this Lease or any interest therein or sublet the Premises or any part thereof, without the prior written consent of Landlord.
Any of the foregoing acts without Landlord's consent shall be voidable and shall, at the option of Landlord, be an Event of Default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the prior written consent of Landlord. Unless Tenant is a company whose shares are publicly traded or become publicly traded, any transfer of the ownership or control of Tenant, whether by transfers of stock or partnership interests, merger, consolidation or otherwise, however such transfer of ownership or control is accomplished, shall constitute an assignment of Tenant's interest in this Lease and as such shall be subject to this Section 13. Notwithstanding the foregoing, Tenant may assign this Lease without the consent of, but with prior notice to Landlord, any entity which is the surviving corporation of a merger with Tenant or any entity which is wholly controlled by or under common control with Tenant, provided that such entity conducts business at the Premises in substantially the same manner as Tenant and has a net worth equal to or greater than that of Tenant (each, a "Permitted Assignment"). Tenant shall provide Landlord with reasonable documentation evidencing such net worth. Landlord may require the assignee to execute an assignment and assumption agreement satisfactory to Landlord.

          (b) Except with respect to a Permitted Assignment, if at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease or sublet all or a portion of the Premises, Tenant shall give Landlord written notice of such intent, which notice must be accompanied by (1) a written description of the proposed assignment or subletting and financial and business information for the proposed assignee or sublessee, including bank and general references, and (2) an administrative fee of $250 to defray Landlord's expenses in reviewing such request. Landlord shall have the option, exercisable by notice given to Tenant at least thirty (30), but not more than sixty (60), days after receipt of Tenant's notice, of reacquiring the Premises or portion thereof proposed to be sublet or assigned and terminating the Lease with respect thereto, effective on a date selected by Landlord which shall be no sooner than sixty (60) days and no later than one hundred twenty (120) days after Landlord's receipt of Tenant's notice. If Landlord does not exercise such option, Tenant may assign this Lease or sublet such space to any third party, subject to the following terms and conditions:

               (1) Tenant shall obtain the consent of Landlord, which consent shall not be unreasonably withheld; Landlord shall base its decision upon the uses of other Building tenants (whether or not exclusive were granted), the financial condition and character of the proposed assignee or subtenant and the proposed use of the Premises;

               (2) Tenant may not sublease the Premises or any portion thereof or assign this Lease to an existing tenant in the Building;

               (3) No sublease or assignment shall be valid and no subtenant or assignee shall take possession of the premises subleased or assigned until a fully executed original of such sublease or assignment of this Lease has been delivered to Landlord, and Tenant and such assignee or sublessee have executed such additional documentation as Landlord may reasonably require;

               (4) Any options granted to Tenant in this Lease to renew the Term, expand the Premises or lease additional space shall be deemed void and of no further effect, it being understood that all such options are personal to Tenant.

               (5)  No subtenant shall have a further right to sublet;

               (6) No assignee shall have a further right to assign the Lease, except in accordance with the provisions of this Section 13; and

               (7)  In no event shall Tenant be entitled to have more than two
(2) subtenants simultaneously in the Premises.

          (c) Tenant shall pay Landlord, as Additional Rent, 50% of any subrents, other sums or other economic consideration received by Tenant as a result of any subletting or assignment, whether denominated as rentals under the sublease or otherwise, which exceed, in the aggregate, the aggregate of (1) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to a sublease) plus (2) an amortization over the term of any such sublease of the cost of leasehold improvements made to the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including legal fees and standard leasing commissions. If such subleasing or assignment has been made without the consent of Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this Section 13(c), but the receipt of such monies shall not be deemed to be a waiver of the provisions of this Section 13 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder. This provision shall not apply to any assignment or sublease by any entity or person other than Tenant.

          (d) Whether or not Landlord's consent is required or obtained hereunder, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay Base Rent and Additional Rent and to perform all other obligations to be performed by Tenant under this Lease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one (1) assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

          (e) In the event that the Premises or any part thereof have been sublet by Tenant and an Event of Default under this Lease has occurred and is continuing, then Landlord may collect rent from the subtenant and apply the amount collected to the Base Rent and Additional Rent herein reserved but no such collection shall be deemed a waiver of the provisions of this Section 13 with respect to subletting or the acceptance of such subtenant as Tenant hereunder or a release of Tenant under the Lease.

     14.  Access to Premises.  Landlord, its employees and agents shall have the
          ------------------
right to enter the Premises at all reasonable times during business hours upon prior notice to Tenant (and at any time in case of an emergency) for the purpose of examining or inspecting the Premises, showing the Premises to prospective purchasers, mortgagees and (during the last year of the Term only) prospective tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may determine to be necessary or desirable. Landlord shall use reasonable efforts during any such entry into the Premises to minimize the disruption to

Tenant's business activities. If representatives of Tenant shall not be present to open and permit entry into the Premises at anytime when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. If Tenant has relocated from the Premises, the entry of Landlord into the Premises to retrofit the same or a portion thereof for a subsequent tenant shall not be deemed the acceptance of surrender, eviction or a termination of this Lease with respect to the Premises or such portion thereof unless or until a successor tenant has occupied the same and begun paying rent thereon.

     15.  Repairs.
          -------

          (a) At its cost (which cost shall be an Operating Cost under Section 5 above), Landlord shall make all repairs necessary to maintain the plumbing, heating, ventilating, air conditioning and electrical systems serving the Premises, windows, floors (except carpeting) and all other structural portions of the Premises, provided, however, that Landlord shall not be obligated to make any of such repairs until Landlord has received written notice from Tenant that such repair is needed. Landlord shall be responsible for the maintenance and repair of all common areas and facilities in the Building provided that Tenant shall be responsible for the repair of any damage to the Premises or the Building common areas and facilities caused by the negligence or willful misconduct of Tenant or its agents, servants, employees, invitees, licensees, subtenants, or contractors.

          (b) Except for Landlord's repairs under subsection (a) above, at its sole cost and expense, Tenant shall make all other repairs necessary to maintain and keep the Premises and the fixtures therein in neat and orderly condition.
If Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense, along with a 15% service charge, shall be collectible as Additional Rent.

               At Tenant's expense, Landlord shall make all repairs to the light fixtures in the Premises, including installation of replacement bulbs and ballasts.

          (c) Landlord shall not be liable for any interference with Tenant's business arising from the making of any repairs in the Premises under subsection
(a) above. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. No such repairs by Landlord shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of Base Rent or Additional Rent or in any manner or for any purpose relieve

Tenant from any of its obligations under this Lease unless Tenant is unable to use the Premises for the regular conduct of its business for more than five (5) consecutive business days. In such event and provided (1) Tenant or any of its employees, agents or contractors did not cause the need for repairs and (2) Tenant provided Landlord with prompt notice of its inability to use the Premises, Base Rent and Additional Rent shall be abated on a daily basis until occupancy is restored.

     16.  Indemnification of Insurance.
          ----------------------------

          (a) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with (1) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (2) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or
(3) any accident, bodily injury (including death resulting therefrom), or damage to or loss or theft of property, which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Tenant, or any of its agents, contractors, licensees, invitees, employees or subtenants, except to the extent caused by the gross negligence or willful misconduct of Landlord.

          (b) During the Term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for Commercial General Liability Insurance with broad form extended coverage, including Contractual Liability, covering claims for bodily injury (including death resulting therefrom) and loss or damage to property occurring upon, in or about the Premises, with a minimum combined single limit of at least $2,000,000. All such policies and renewals thereof shall name Landlord and Landlord's Building managing agent as additional insureds. All policies of insurance shall provide (1) that no material change or cancellation of said policies shall be made without at least thirty (30) days prior written notice to Landlord and Tenant, and (2) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance. On or before the Commencement Date of the Term of this Lease, and thereafter not less than thirty
(30) days prior to the expiration dates of said policy or policies, Tenant shall furnish Landlord with renewal certificates of the policies of insurance required under this paragraph. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least A as rated in the most recent edition of Best's Insurance Reports and have been in business for the past five (5) years. The aforesaid insurance limits may be reasonably increased by Landlord from time to time during the Term of this Lease.

          (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under them by way of subrogation or otherwise for any loss or damage to property owned by Landlord and Tenant respectively in the Premises and covered by insurance maintained by the other party.

          (d) Landlord acknowledges that as of the Commencement Date it will maintain all-risk fire and casualty and liability insurance with respect to the Building and the Premises.

     17.  Waiver of Claims.  Landlord and its affiliates, and their respective
          ----------------
agents, partners, advisors, fiduciaries and employees shall not be liable for, and Tenant waives all claims for, damage, including but not limited to consequential damages, to person, property or otherwise, sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon any part of the Building or the complex of which it is a part including, but not limited to claims for damage resulting from: (a) any equipment or appurtenances becoming out of repair; (b) Landlord's failure to keep any part of the Building in repair; (c) injury done or caused by wind, water or other natural element; (d) any defect in or failure of plumbing, heating, sprinkler, or air conditioning equipment, electric wiring or installation thereof, gas, water and steam pipes, stairs, porches, railings or walks; (e) broken glass; (f) the backing up of any sewer pipe or downspout; (g) the bursting, leaking, or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Building or Premises; (h) the escape of steam or hot water; (i) water, snow or ice upon the Premises or in the Building;
(j) the falling of any fixture, plaster or stucco; (k) damage to or loss by theft or otherwise of property of Tenant or others; (1) acts or omissions of persons in the Premises, other tenant in the Building, occupants of nearby properties, or any other persons; and (m) any act or omission of owners of adjacent or contiguous property, or of Landlord, its agents or employees. All property of Tenant kept in the Premises shall be so kept at Tenant's risk only and Tenant shall save Landlord harmless from claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless the claim arises from the gross negligence or willful misconduct of Landlord.

     18.  Quiet Employment.  Landlord covenants and agrees with Tenant that upon
          ----------------
Tenant paying the Base Rent and Additional Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject to the terms and conditions of this Lease and to the ground leases, underlying leases and mortgages referred to in Section 21 below.

     19.  Negative Covenants of Tenant.  Tenant agrees that it will not do or
          ----------------------------
suffer to be done, any act, matter or thing objectionable to Landlord's fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter placed on the Premises or any part thereof or on the Building by Landlord shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant took possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord, as Additional Rent, any and all increases in premiums on insurance carried by Landlord on the Premises or any part thereof or on the Building caused in any way by the occupancy of Tenant.

     20.  Fire or Other Casualty.
          ----------------------

          (a) If the Premises are damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord and restored to the condition which existed immediately prior to such damage and provided that the fire and casualty was not caused by Tenant or any employee, agent or contractor of Tenant, Base Rent and Additional Rent shall be apportioned from the date of such fire or other casualty until substantial completion of the repairs, according to the part of the Premises which is usable by Tenant. Subject to
Section 20(d), Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord's control. Landlord shall not be liable for any inconvenience to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant hereby acknowledges that (1) Landlord shall not be obligated to obtain insurance of any kind on Tenant's furniture or furnishings, equipment, trade fixtures, alterations, improvements and additions, (2) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (3) Landlord shall not be obligated to repair any damage thereto or replace the same.

          (b) If, in the reasonable opinion of Landlord, (1) the Premises are substantially damaged (i.e. more than 50%) by reason of such fire or other casualty, or (2) 20% or more of the Premises is damaged by said fire or other casualty and less than one (1) year would remain in the current Lease Term upon substantial completion of the repairs and restoration, either Landlord or Tenant shall have the right, upon written notice to the other party within sixty (60) days after said occurrence, to terminate this Lease. Upon such termination, the tenancy hereby created shall cease as of the date of said occurrence, Base Rent and Additional Rent to be adjusted and apportioned as of said date.

          (c) If, in the reasonable opinion of Landlord, the Building shall be substantially damaged by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, upon written notice to Tenant within sixty (60) days after said occurrence, to terminate this Lease, and in such event, this Lease and the tenancy hereby created shall cease and Base Rent and Additional Rent shall be adjusted and apportioned as of the date of said termination.

          (d) If the Premises are damaged by f ire or other casualty, and in Landlord's reasonable opinion, Landlord will not be able to restore the Premises within three hundred (300) days from the date of the casualty, Landlord shall so notify Tenant within one hundred twenty (120) days from the date of the casualty. If Landlord so notifies Tenant, Tenant may elect to terminate this Lease within thirty (30) days after Landlord's notice to Tenant. Such termination notice shall be in writing and shall be effective not less than thirty (30) days after delivery of the notice.

     21.  Subordination.  This Lease is and shall be subject and subordinate to
          -------------
all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. Landlord acknowledges that, as of the date of execution of the Lease, there are no mortgages affecting the Premises. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or lessee or by any mortgagee, but in confirmation of such subordination, Tenant shall execute any certificate that Landlord may reasonably require acknowledging such subordination, within fifteen (15) business days after Landlord's request. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the real property of which the Premises are a part including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Landlord shall use reasonable efforts to obtain a nondisturbance agreement from any mortgagee of the Premises upon written request from Tenant and provided Tenant is not then in default under this Lease.

     22.  Condemnation.
          ------------

          (a) If the entire Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof (each, a "Taking"), then in that event, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the Term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such Taking. Base Rent and Additional Rent shall be adjusted and apportioned as of the time of such termination and any Base Rent and Additional Rent paid for a period thereafter shall be refunded. In the event a material portion of the Building shall be so taken (even though the Premises may not have been affected by the taking), Landlord may elect to terminate this Lease as of the date when possession is taken pursuant to such Taking or Landlord may elect to repair and restore the portion not taken at its own expense. If, as a result of any such Taking, Tenant is unable to use the Premises for the regular conduct of its business for a period of sixty (60) days from the date of when possession of the Premises is taken pursuant to such Taking, Tenant may terminate this Lease upon thirty (30) days written notice to Landlord.

          (b) in the event of any total or partial Taking of the Premises, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord. Tenant shall have the right to make a claim and prove damages in a separate proceeding and to receive any award which may be made to Tenant under the Pennsylvania Eminent Domain Code, if any, provided that no such award shall reduce any award payable to Landlord with respect to the Premises.

     23.  Estoppel Certificate.  At any time and from time to time and within
          --------------------
ten (10) business days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant certifying that (a) this Lease is in full force and effect, without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified and amended and setting forth the dates of the modifications and amendments), (b) the dates to which annual Base Rent and Additional Rent have been paid, and (c) to the knowledge of Tenant no default exists under this Lease or specifying each such default; it being the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective mortgagee of the Building, or by others, in any matter affecting the Premises.

     24.  Default.  The occurrence of any of the following events (each, an
          -------
"Event of Default") shall constitute a material default and breach of this Lease by Tenant:

          (a) The failure of Tenant to take possession of the Premises within thirty (30) days after the Commencement Date of this Lease;

          (b) The vacation or abandonment of the Premises by Tenant (except pursuant to a sublease or assignment approved by Landlord);

          (c) The assignment of this Lease or subletting of the Premises or any part thereof in violation of Section 13;

          (d) A failure by Tenant to pay, when due, any installment of Base Rent, Additional Rent or any other sum required to be paid by Tenant under this Lease, where such failure continues for more than ten (10) days after Tenant has received written notice of the delinquent payment from or on behalf of Landlord; provided, however, Landlord need not give any such written notice, and Tenant shall not be entitled to any such period of grace, more than twice in any twelve
(12) month period;

          (e) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty.(30) days after Tenant receives written notice thereof from or on behalf of Landlord; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall commence the cure of the default within such thirty (30) day period and thereafter diligently prosecute the same to completion within sixty (60) days after Tenant receives written notice thereof; or

          (f) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment of a receiver or trustee of Tenant's property pursuant to any local, state or federal bankruptcy or insolvency law; or an assignment by Tenant for the benefit of creditors; or the seizure of Tenant's property by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing thereof.

     25.  Remedies.  Upon the occurrence of any Event of Default set forth in
          --------
Section 24 above:

          (a) Landlord may perform for the account of Tenant the cure of any such default of Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection
                                 --
therewith, plus interest at the Overdue Interest Rate from the date of any such expenditures.

          (b) Landlord may accelerate all Base Rent and Additional Rent due for the balance of the Term of this Lease and declare the same, along with all sums past due, to be immediately due and payable. In determining the amount of any future Additional Rent payments due Landlord as a result of increases in Operating Costs, Landlord may make such determination based upon the amount of Additional Rent paid by Tenant with respect to Operating Costs for the entire Comparison Year immediately prior to such default.

          (c) Landlord may immediately proceed to distrain, collect or bring action for such Base Rent and Additional Rent, as well as for liquidated damages provided for hereinafter, as being rent in arrears, or may enter judgment therefor by confession as herein elsewhere provided for in case of rent in arrears, or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such Base Rent and Additional Rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

          (d) Landlord may re-enter and repossess the Premises breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, and Landlord shall not be liable for the loss of any property in the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property and Landlord shall not be responsible for the storage or protection of the same upon removal.

          (e) Landlord may (but shall be under no obligation to) attempt to relet all or any part of the Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease. Landlord need not consider any tenant offered by Tenant in connection with such reletting. For the purpose of such reletting, Landlord may decorate or make reasonable repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient and the cost of such repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained for the Premises shall be credited against the balance of Base Rent and Additional Rent due hereunder as aforesaid.

          (f) At its option, Landlord may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five
(5) days after the date of such notice, without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the entire right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the expiration date of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property therein, without being liable to indictment, prosecution or damages therefor.

          (g)  No expiration or termination of the Term pursuant to Section 25
(f), by operation of law or otherwise, and no repossession of the Leased Premises or any part thereof pursuant to Section 25(d), or otherwise, and no reletting of the Premises or any part thereof pursuant to Section 25(e) shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

          (h) In the event of any expiration or termination of this Lease or repossession of the Premises or any part thereof by reason of an occurrence of an Event of Default, and Landlord has not elected to accelerate rent pursuant to Section 25(b), Tenant shall pay to Landlord the Base Rent, Additional Rent and other sums required to be paid by Tenant to and including the date of such expiration, termination or repossession; and, thereafter, Tenant shall, until the end of what would have been the expiration of the Term in the absence of such expiration, termination or repossession, and whether or not the Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages, the Base Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration, termination or repossession, less the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 25(e), after deducting from such proceeds all of Landlord's reasonable expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such current damages on the days on which the Base Rent would have been payable under this Lease in the absence of such expiration, termination or repossession, and Landlord shall be entitled to recover the same from Tenant on each such day.

          (i) Any time after such expiration or termination of this Lease or repossession of the Leased Premises or any part thereof by reason of the occurrence of an Event of Default, whether or not Landlord shall have collected any current damages pursuant to Section 25(h), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, unless Tenant has paid the whole of accelerated rent pursuant to Section 25(b), as and for liquidated and agreed final damages for Tenant's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (i) Base Rent, Additional Rent and other sums which would be payable under this Lease for the remainder of the Term from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 25(h) to pay current damages) for what would have been the then unexpired term of this Lease in the absence of such expiration, termination or repossession, discounted at the rate of three percent (3%) per annum, over (ii) the then fair rental value of the Premises for the same period, discounted at a like rate. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

          (j) In the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms of this Lease, Landlord shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnities or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

          (k) TENANT, IN CONSIDERATION FOR THE EXECUTION OF THIS LEASE BY LANDLORD AND FOR THE COVENANTS AND AGREEMENTS ON THE PART OF LANDLORD HEREIN CONTAINED, AND FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS INCLUDING RIGHTS OF PRE-JUDGMENT NOTICE AND HEARING PRIOR TO ENTRY OF JUDGMENT AND EXECUTION ON SUCH JUDGMENT, HEREBY EXPRESSLY AUTHORIZES AND EMPOWERS (WHICH POWER IS

COUPLED WITH AN INTEREST) ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT (1) TO RECOVER POSSESSION FROM TIME TO TIME OF THE PREMISES (AND TENANT AGREES THAT UPON THE ENTRY OF EACH JUDGMENT FOR SAID POSSESSION A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH), AND/OR (2) TO ENFORCE PAYMENT FROM TIME TO TIME FOR BASE RENT, ADDITIONAL RENT, OR OTHER CHARGES OR EXPENSES PAYABLE UNDER THIS LEASE, INCLUDING, AT LANDLORD'S OPTION, THE ACCELERATED BASE RENT AND ADDITIONAL RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE TERM OF THIS LEASE AS PROVIDED IN PARAGRAPH (B) ABOVE OR FOR LIQUIDATED DAMAGES AS PROVIDED IN PARAGRAPH (I) ABOVE, IN EITHER CASE, TOGETHER WITH ANY OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES AGREED TO BE PAID BY TENANT AND INTEREST AND COSTS TOGETHER WITH AN ATTORNEY'S COMMISSION OF 5% THEREOF.

          (l) In any action by confession for ejectment or for rent due and owing, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding. The authority to confess judgment against Tenant hereunder shall not be exhausted by one (1) exercise thereof, but judgment may be confessed as provided herein from time to time as often as any Event of Default occurs under this Lease, and such authority may be exercised as well after the expiration of the Term of this Lease and/or during or after the expiration of any Renewal Term, by Landlord or any successor Landlord.

          (m) Tenant shall pay upon demand all of Landlord's reasonable costs, charges and expenses, including the fees and out-of-pocket expenses of legal counsel, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, together with interest at the Overdue Interest Rate from the date incurred by Landlord to the date of payment by Tenant.

          (n) Tenant agrees that this Lease sets forth all notices that Landlord may be required to give in connection with the exercise of remedies and waives any and all further notices of default, termination, to quit or otherwise that may be required under any present or future laws.

     26.  Requirement of Strict Performance.  The failure or delay on the part
          ---------------------------------
of Landlord to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, or in any way to affect the validity of this Lease or any part thereof, or the right of Landlord to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Base Rent or Additional Rent at a time when Base Rent or Additional Rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than Base Rent or Additional Rent due shall not be construed to be other than a payment on account of Base Rent or Additional Rent then due, and any statement on Tenant's check or any letter accompanying Tenant's check to the contrary shall not be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of Base Rent or Additional Rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     27.  Relocation of Tenant.  Intentionally omitted.
          --------------------

     28.  Surrender of Premises; Holding Over.
          -----------------------------------

          (a) The Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises to Landlord on the last day of the Term hereof, and Tenant hereby waives the right to any notice of termination or notice to quit. Upon the expiration or sooner termination of this Lease, Tenant covenants to deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to maintain and keep the same during the Term of this Lease in accordance with the provisions of this Lease, normal wear and tear excepted.

          (b) Upon the failure of Tenant to surrender possession of the Premises to Landlord upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord, as liquidated damages, an amount equal to 150k of the then current Base Rent and Additional Rent required to be paid by Tenant under this Lease, applied to any period in which Tenant shall remain in possession after the expiration or sooner termination of this Lease. Acceptance by Landlord of Base Rent or Additional Rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of reentry or any other rights of Landlord hereunder or otherwise provided by law.

     29.  Compliance With Laws and Ordinances.
          -----------------------------------

          (a)  In General.  At its sole cost and expense, Tenant shall promptly
               ----------
fulfill and comply with all laws, ordinances, regulations and requirements of the municipal, county, state and federal governments and any and all departments thereof having jurisdiction over the Building, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting Tenant's occupancy of the Premises or the business conducted therein.

          (b)  Environmental Matters.  Tenant represents and warrants that
               ---------------------
Tenant's use does not, and its use of the Premises will not, involve the use, maintenance, storage or discharge of hazardous or toxic materials or substances (collectively, "Hazardous Substances") other than materials of the type and in the quantities customarily found in general office use, such as cleaning supplies and copier and printer toner fluids ("Permitted Substances"). Tenant shall comply with all federal, state and municipal statutes, ordinances, laws, rules and regulations relating to the storage, use, discharge and disposal of such Permitted Substances.

     In the event any present or future federal, state or municipal statute, ordinance, law, rule or regulation requires Landlord or Tenant to obtain a clearance certificate or declaration of non-applicability, similar or dissimilar to those required by the New Jersey Industrial Site Recovery Act, upon the expiration or sooner termination of this Lease and/or any transfer of title to the Building, Tenant shall apply therefor, or execute and deliver an application therefor to Landlord without delay, and take such action as may be necessary under such applicable statute, ordinance, law, rule or regulation to obtain such clearance certificate or declaration.

          (c)  Recycling.  Tenant agrees to comply with all laws, ordinances,
               ---------
rules and regulations regarding the removal of solid waste, including but not limited to voluntary or mandatory recycling of paper, cardboard, glass, metal and plastic containers. Tenant shall be responsible for and shall reimburse Landlord upon demand for all surcharges, fines and other costs and expenses incurred by Landlord by reason of Tenant's failure to comply with all recycling requirements.

          (d)  ADA Compliance.  The parties acknowledge that the Americans With
               --------------
Disabilities Act of 1990 (42 U.S.C. (S) 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Building depending on, among other-things: (i) whether Tenant's business is deemed a "public accommodation" or commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function areas or triggers "path of travel" requirements. The parties hereby agree that: (i) Landlord shall perform any required ADA Title III compliance in the common areas, except as provided below, (ii) after the Commencement Date, Tenant shall perform any required ADA Title III compliance in the Premises including any leasehold improvements or other work to be performed in the interior areas of the Premises and (iii) Landlord may perform and/or require that Tenant perform and Tenant shall be responsible for the costs of, ADA Title III "path of travel" compliance in the common areas triggered by alterations in the Premises. As of the Commencement Date, the Premises shall be in compliance with the ADA, except to the extent of special requirements, if any, of Tenant's employees of which Landlord is not notified in writing prior to commencement of construction of the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

     30.  Waiver of Trial by Jury.  It is mutually agreed by and between
          -----------------------
Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises and/or any claim of injury or damage. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

     31.  Notices.  All notices or demands under this Lease shall be in writing
          -------
and shall be given or served by either Landlord or Tenant to or upon the other, either personally, by Registered or Certified Mail, Return Receipt Requested, postage prepaid, or by Fed Ex or other nationally recognized overnight delivery service, delivery charges prepaid. Such notices and demands shall be addressed, if to Landlord, to Landlord at Landlord's address, and if to Tenant, to Tenant at Tenant's Address. All notices and demands shall be deemed given or served upon the date of receipt or refusal of delivery thereof, if delivered personally, or three (3) business days after the date deposited with the United States Postal Service, or one (1) business day after the date delivered to the overnight delivery service, even if the recipient shall fail or refuse to accept delivery of such notice or demand. Either Landlord or Tenant may change its address to which notices and demands shall be delivered or mailed by giving written notice of such change to the other as herein provided.

     32.  Real Estate Brokers.  Tenant warrants to Landlord that Tenant dealt
          -------------------
and negotiated solely and only with GEIS Realty Group, Inc. and Jackson-Cross Company and Landlord for this Lease and with no other broker, firm, company or person. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of Tenant's warranty.

     33.  Force Majeure.  Landlord shall be excused for the period of any delay
          -------------
in the performance of any of its obligations under this Lease, when prevented from so doing by any cause or causes beyond Landlord's reasonable control, which shall include, without limitation, delay in obtaining possession of the Premises due to the holdover by an existing occupant, all labor disputes, inability to obtain any materials or services, civil commotion, restrictions, limitations or delays caused by governmental regulations or governmental agencies, or acts of God, each of which shall be an event of "Force Majeure".

     34.  Landlord's Obligations.  Landlord's obligations hereunder shall be
          ----------------------
binding upon Landlord only for the period of time that Landlord is in ownership of the Building, and upon termination of that ownership, except as to any obligations which have then matured, Tenant shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. If any Security Deposit has been made by Tenant, Landlord shall transfer such Security Deposit to the purchaser and thereupon Landlord shall be discharged from any further liability with respect thereto.

     35.  Landlord's Liability.  It is expressly understood and agreed that
          --------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and its partners, subpartners, officers, directors, employees and agents (collectively, "Landlord Parties") to Tenant hereunder and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of the Landlord Parties in the Building, or (ii) the equity interest the Landlord Parties would have in the Building if the Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Building (as such value is reasonably determined by Landlord) , and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     36.  Successors.  The respective rights and obligations of Landlord and
          ----------
Tenant under this Lease shall bind and shall inure to the benefit of Landlord and Tenant and their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent to the transfer to such successor has first been obtained as provided in Section 13 above.

     37.  Governing Law.  This Lease shall be construed, governed and enforced
          -------------
in accordance with the laws of the Commonwealth of Pennsylvania.

     38.  Severability.  If any provisions of this Lease shall be held to be
          ------------
invalid, void or unenforceable, the remaining provisions of this Lease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

     39.  Captions.  Any headings preceding the text of the several Sections of
          --------
this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease or affect its meaning, construction or effect.

     40.  Gender.  As used in this Lease, the word "person" shall mean and
          ------
include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular f or the plural, where appropriate; and words of any gender shall mean and include any other gender.

     41.  Execution.  The submission and negotiation of this Lease by Landlord
          ---------
shall not be deemed an offer to lease by Landlord, but merely the solicitation of such an offer from Tenant. Tenant's execution and delivery of this Lease constitutes a firm offer which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. This Lease shall only become effective when it has been signed by a duly authorized officer or representative of both Landlord and Tenant.

     42.  Exhibits and Rider.  Attached to this Lease and made part hereof are
          ------------------
Exhibits "A", "B", "C", "D" "E"and Rider Sections 45 to 48 inclusive.
--------

     43.  Entire Agreement.  This Lease, including the Exhibits and the Rider,
          ----------------                             --------
contains all the agreements, conditions, understandings, representations and warranties made between Landlord and Tenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both Landlord and Tenant or their respective successors in interest.

     44.  Corporate Authority.  If Tenant is a corporation, each individual
          -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     THIS LEASE CONTAINS WARRANTS TO CONFESS JUDGMENT AGAINST TENANT. TENANT UNDERSTANDS THAT IN GRANTING THESE WARRANTS TO CONFESS JUDGMENT TENANT WAIVES RIGHTS TO NOTICE AND HEARING BEFORE ENTRY OF JUDGMENT AND EXECUTION ON THAT JUDGMENT. TENANT HAS DISCUSSED THE MEANING AND AFFECT OF THESE CONFESSION OF JUDGMENT PROVISIONS WITH ITS OWN INDEPENDENT COUNSEL, OR HAS HAD REASONABLE OPPORTUNITY TO DO SO.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease the day and year first above written.

                                        LANDLORD:

                                        JENKINS COURT PENNSYLVANIA, L.P.
                                        By JENKINS COURT PENNSYLVANIA CORP.,
                                           its general partner


                                        By  /s/ illegible
                                          ----------------------------
                                        Name:
                                        Title:

                                        By  /s/ illegible
                                          ----------------------------
                                        Name:
                                        Title:

                                   TENANT:

                                   CDNOW, INC.
(CORPORATE SEAL)

ATTEST:


                                   By  /s/ Jason Olim
                                     ----------------------------
                                   Name:  Jason Olim
                                   Title: President


By  /s/ Michael Norton
  ---------------------------
Name:  Michael Norton
Title: Comptroller

                       Rider Annexed to and made Part of
                 Office Lease Dated ___________, 1997 Between
              JENKINS COURT PENNSYLVANIA, L.P., as Landlord, and
                            CDNOW, INC., as Tenant


     45.  Landlord's Construction.
          -----------------------

          (a)  Tenant Finish Work.  Landlord shall construct Tenant Finish Work
               ------------------
in the Premises other than Suite 320 in accordance with Exhibit "C" attached
                                                        -----------
hereto. Landlord shall use diligent efforts to have the Tenant Finish Work in Suite 330 and Suite 350 Substantially Completed by a date which is ninety (90) days from Landlord's receipt of an executed Lease from Tenant and final approval of Tenant's Construction Documents (as defined in Exhibit "C" (the "Scheduled
                                                  -----------
Commencement Date,,), subject to delays due to Tenant Delays (as defined in

Exhibit "IC"), or an event or events of Force Majeure, any of which shall extend
------------
the date for delivery of the Premises for a period equal to the total of the duration of each such delay. Landlord will pay the entire cost of construction of the Premises (as described in Exhibit "C" hereto) up to the aggregate amount
                                 -----------
of the Construction Allowance set forth in Exhibit "C" hereto.  Tenant shall be
                                           -----------
responsible for payment of the cost of improvements in excess of the Construction Allowance. Tenant shall also pay to Landlord as Additional Rent on the date of Substantial Completion an amount equal to the aggregate number of days of delay due to Tenant Delays, multiplied by the annual Base Rent for the first year of the Term of the Lease, divided by three hundred sixty five (365) days.

          (b)  Substantial Completion.  The terms "Substantially Completed" and
               ----------------------
"Substantial Completion" shall mean:

               (1) Landlord has completed the Tenant Finish Work so that (i) Tenant can use the Premises for its business purposes and (ii) the only incomplete items are Long Lead items and minor or insubstantial details of construction, mechanical adjustments, or finishing touches like touch-up plastering or painting. As used herein, "Long Lead Items" are items of construction which require longer than eight (8) weeks to order and install in the Premises and which are not necessary for Tenant's use and occupancy of the Premises;

               (2) Landlord has secured a Certificate of Occupancy from the local municipality or the local municipality has otherwise authorized the use and occupancy of the Premises;

               (3) Tenant, its employees, agents, and invitees, have ready access to the Building and Premises through the lobby, entranceways, elevators, and hallways;

               (4) the Premises are ready for the installation of Tenant's Property (as defined below), or any decoration that Tenant will install;

               (5) The following items are installed and in good operating order: (i) hallways on any partial floor on which Premises are located (including walls, flooring, ceiling, lighting, etc.), (ii) elevators, HVAC, utilities, and plumbing serving the Premises, and (iii) the doors and hardware (which may be temporary doors and hardware if the items specified are Long Lead Items); and

               (6)  the Premises are broom clean.

          (c)  Advance Notice.  Landlord shall give Tenant at least twenty (20)
               --------------
days advance notice of the estimated date of Substantial Completion if different from the Scheduled Commencement Date. If the estimated date of Substantial Completion changes at any time after Landlord gives such notice, then Landlord shall give ten (10) days advance notice of the new estimated date of Substantial Completion.

          (d)  Inspection and Punchlists.  Prior to or within thirty (30) days
               -------------------------
following the date of Substantial Completion, Landlord and Tenant shall inspect the Premises, and prepare a punchlist. The punchlist shall list incomplete, minor, or insubstantial details of construction; necessary mechanical adjustments; and needed finishing touches. Landlord will use reasonable efforts to complete the correction of punchlist items within thirty (30) days after such inspection.

          (e)  Installation of Tenant's Property.  During the last twenty (20)
               ---------------------------------
days prior to the estimated date of Substantial Completion, Tenant and Tenant's contractors may place and install Tenant's furniture, trade fixtures, equipment and other personal property (together "Tenant'` Property") in the Premises without incurring liability on the part of Tenant for Base Rent or Additional Rent, provided, however (1) prior to any such installation, Tenant shall provide Landlord with evidence of Tenant's insurance as provided in Section 16 hereof,
(2) all of the other terms and conditions of the Lease shall apply during the installation of Tenant's Property, (3) all work shall be done by labor who can work in harmony with Landlord's contractors, (4) Tenant and Tenant's contractors shall not interfere with the completion of the Tenant Finish Work and (5) in the event of a work stoppage in the Tenant Finish Work caused by the installation of Tenant's Property or in the event of the interference by Tenant or Tenant's contractors installing Tenant's Property with Landlord's construction, Tenant or Tenant's contractors, as the case may be, shall immediately cease work and suspend the installation of Tenant's Property until the completion by Landlord of the Tenant Finish Work.

          (f)  Landlord's Delays.  If Landlord is unable to Substantially
               -----------------
Complete the Tenant Finish Work in Suite 330 and Suite 350 by a date which is thirty (30) days from the Scheduled Commencement Date for reasons other than an event or events of Force Majeure or Tenant Delays, Tenant shall be entitled to an abatement of Base Rent with respect to Suite 330 and Suite 350 equal to one
(1) day's rent for each day between the Scheduled Commencement Date and the date of Substantial Completion which abatement shall begin on the Commencement Date.

     46.  Intentionally Deleted

     47.  Additional Damages.  Upon the occurrence of an Event of Default and
          ------------------
the termination of the Lease pursuant to Section 25 hereof, Tenant shall pay to Landlord, upon demand, as Additional Rent hereunder, the full unamortized amount of Landlord' s Construction Allowance based on an amortization period of five
(5) years and including interest at 11.00% per annum on the outstanding principal balance. Notwithstanding the foregoing, in no event shall Landlord's recovery under this Section 47 and Landlord's recovery under Section 25(b) entitle Landlord to a windfall or excess damages.

     48.  Financial Statements.  Within thirty (30) days following Landlord's
          --------------------
written request therefore but no more than once in any twelve-month period, Tenant shall deliver to Landlord a copy of Tenant's most recent financial statements (consisting, at a minimum, of Tenant's balance sheet and income statement) for Tenant's fiscal year just ended, certified by an independent certified public accountant as presenting fairly, in all material respects, the financial position of Tenant and the results of its operations in accordance with generally accepted accounting principles. If requested by Tenant, such statements may be submitted subject to a reasonable confidentiality agreement. In addition, Tenant shall provide from time to time, on request of Landlord, bank references necessary to verify Tenant's continued good credit.

                         CONSENT TO SUBLEASE AGREEMENT
                         -----------------------------



     THIS AGREEMENT is made the 15th day of May, 1997 by and among JENKINS COURT PENNSYLVANIA, L.P., successor-in-interest to JENKINS COURT ASSOCIATES LIMITED PARTNERSHIP ("Landlord"); GRANT THORNTON, LLP, assignee of A.G. EPSTEIN COMPANY ("Tenant"); and CDNOW, INC. ("Subtenant").


                                   RECITALS
                                   --------


     A. Landlord's predecessor in interest entered into a lease dated December 27, 1989 with A.G. Epstein Company (the "Original Lease") for Suite No. 300 in the building known as Jenkins Court, located on Old York Road in Jenkintown, Montgomery County, Pennsylvania (the "Premises"). Such lease has been amended by Amendment No. 1 to Agreement of Lease dated May 22, 1992 (the "First Amendment") and by Assignment and Assumption of Lease and Second Amendment to Lease dated May 31, 1996 (the "Second Amendment"; the Original Lease, as amended by the First Amendment and the Second Amendment, the "Prime Lease").

     B. Tenant desires to sublease part of the Premises to Subtenant pursuant to a sublease in the form attached hereto as Exhibit "A" (the "Sublease"), and Subtenant desires to sublease the part of the Premises described in the Sublease (the "Subleased Space") from Tenant.

     C. As required by the Prime Lease, Tenant has requested Landlord's consent to the Sublease. Landlord is willing to consent to the Sublease, subject to the terms of this Agreement.


                             TERMS AND CONDITIONS
                             --------------------


     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Subject to the provisions of this Agreement, Landlord hereby consents to the Sublease and the use by Subtenant of the Subleased Space for the purposes set forth in the Office Lease, dated ________, 1997, between Landlord and Subtenant (the "Subtenant Lease"). Landlord agrees to provide HVAC to the Subleased space in a manner consistent with the provision of HVAC in the Subtenant Lease. Landlord's consent shall not in any way be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment or sublease of the tenant's interest under the Prime Lease (including but not limited to any assignment or sublease by Subtenant under its Sublease).

     2. As security for its obligations under the Prime Lease, Tenant hereby assigns, transfers and sets over to Landlord all of the rents due and to become due from Subtenant to Tenant under the Sublease. At any time during the continuance of an Event of Default under the Prime Lease, Landlord shall have the right, but no obligation, to collect rents payable by Subtenant under the Sublease and apply such rents as may be collected to the obligations of Tenant under the Prime Lease, in such order as Landlord may elect. Any such collection and application shall not constitute a waiver of any Event of Default or any of Landlord's rights under the Prime Lease, nor shall it create or imply any direct relationship between Landlord and Subtenant. Subtenant agrees that, upon receipt of written notice from Landlord to do so, Subtenant shall pay all rents thereafter falling due under the Sublease directly to Landlord. Tenant hereby irrevocably authorizes and directs Subtenant to comply with any such notice from Landlord, without any obligation to determine whether in fact an Event of Default has occurred or is continuing under the Prime Lease.

     3. Neither Landlord's consent to the Sublease nor the collection of any rentals payable by Subtenant under the Sublease shall constitute an assumption by Landlord of any obligation to Subtenant under the Sublease or otherwise, except as expressly set forth in this Consent. Subtenant agrees that it will look solely to Tenant for the performance of any obligations of Tenant under the Sublease.

     4. To induce Landlord to consent to the Sublease, Subtenant represents, warrants and agrees with Landlord that: the Sublease is in all respects subject and subordinate to the Prime Lease, as it currently exists or may hereafter be modified or amended, whether or not Subtenant has notice of or consents to such modification or amendment; Landlord's consent to the Sublease does not imply Landlord's approval of the terms thereof or confirmation that the terms of the Sublease are consistent with the Prime Lease; it is Subtenant's obligation to obtain and review a copy of the Prime Lease and confirm that its operations in and about the Premises comply with the terms thereof, including the rules and regulations attached to the Prime Lease. Nothing herein is intended to waive or limit, as between Tenant and Subtenant, any obligation Tenant may have to Subtenant under the Sublease regarding the amendment or modification of the Prime Lease.

     5. Tenant shall be responsible, at its sole cost and expense, for the construction of any improvements required by the Sublease or otherwise required by applicable law (including but not limited to the building, fire, health and safety codes) as a result of the sublease of the Subleased Space separate and apart from the balance of the Premises and/or the change in occupancy from Tenant to Subtenant. Tenant shall prepare and submit to Landlord for its approval plans and specifications for all such improvements, which approval shall not be unreasonably withheld or delayed. Such improvements shall be constructed in a good and workmanlike manner and otherwise in accordance with the requirements of the Prime Lease.

     6. Tenant and Subtenant represent and warrant to Landlord that Landlord is not responsible for any broker's commission or fees with respect to the Sublease. Tenant shall indemnify and hold Landlord harmless against and from any claims by any broker or other party with respect to any commissions or fees with respect to the Sublease.

     7. Tenant and Subtenant represent and warrant that the copy of the Sublease attached hereto as Exhibit "A" is the entire agreement between Tenant and Subtenant; there are no other documents, instruments or agreements or any other or further understandings, oral or in writing, with respect to the Subleased Space. Landlord and Tenant represent and warrant that the copies of the Original Lease, First Amendment and Second Amendment that are attached as exhibits to the Sublease collectively constitute the Prime Lease and are the entire agreement between Landlord and Tenant; there are no other documents, instruments or agreements or any further understandings, oral or in writing, with respect to the Premises.

     8. Landlord, for the benefit of Subtenant, represents that to Landlord's actual knowledge, no Event of Default exists under the Prime Lease and no event exists, with the giving of notice or passage of time, or both, would constitute an Event of Default under the Prime Lease.

     9. Landlord agrees that, for as long as no event of default shall have occurred under of the Prime Lease or the Sublease, Subtenant shall peaceably hold and enjoy the Subleases Space, without interference from Landlord or anyone claiming through Landlord. After written request therefor, and provided that Subtenant is not then in default under the Sublease, or Tenant is not then in default under the Prime Lease, Landlord will use reasonable efforts to obtain a nondisturbance agreement from any future mortgagee of the Subleased Space.

     10. Landlord, for the benefit of Subtenant, agrees to use good faith efforts to send to Subtenant, addressed to the Subleased Space, a duplicate copy of any default notice sent by Landlord to Tenant. Landlord's failure to send Subtenant a duplicate copy of any such default notice shall not result in any liability to landlord or in any way affect the validity or effectiveness of any such default notice or the exercise by Landlord of remedies with respect to any default referred to in such default notice.

     11. This Agreement may be amended or modified only by a written instrument. This Agreement constitutes the entire understanding among the parties with respect to Landlord's consent to the Sublease. This Agreement shall bind and benefit the parties hereto and their respective successors and permitted assigns.

     12. This Agreement may be executed in one or more counterparts, and shall become binding only when one or more counterparts, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories. The parties agree that a facsimile transmission of an executed counterpart of this Agreement shall have the same binding effect upon the signatory as an executed and delivered original hereof. The parties further agree, for confirmatory purposes only, to exchange copies of executed counterpart originals promptly after said facsimile transmission.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                        Tenant:
                                        ------

                                        GRANT THORNTON, LLP



                                        By:___________________________
                                        Name:
                                        Title:

                                        Subtenant:
                                        ---------

                                        CDNOW, INC.


                                        By:___________________________
                                        Name:
                                        Title:

                                        Landlord:
                                        --------

                                        JENKINS COURT PENNSYLVANIA,
                                        L.P.


                                        By:___________________________
                                        Name:
                                        Title:



                                        By:___________________________
                                        Name:
                                        Title:

                                   SUBLEASE

     THIS SUBLEASE, made as of the __ day of May, 1997 between GRANT THORNTON LLP, having an address at Suite 3100,2001 Market Square, Philadelphia, PA 19103-7080 (hereinafter referred to as "Sublessor") and CDNOW, INC., a Pennsylvania corporation, having an address at ________________________________________, PA
______ until occupancy of the Sublease Premises (defined below) and after commencing occupancy at Jenkins Court, 610 Old York Road, Suite 300, Jenkintown, PA 19046 (hereinafter referred to as "Subtenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Sublessor is the assignee of the lessee under a certain office lease dated December 27,1989 and amended by Amendment No. 1 to Agreement of Lease dated May 22, 1992 ("Amendment No. 1") and Assignment and Assumption of Lease and Second Amendment to Lease dated May 31, 1996 (said lease as amended is herein referred to as the "Prime Lease"), with Jenkintown Court Pennsylvania, L.P., as successor in interest to Jenkins Court Associates Limited Partnership (herein referred to as "Prime Landlord"), of the space described in the Principle Lease and commonly known as Suite 3 00 (the "Premises") in the building commonly known as Jenkins Court (the "Building") in Jenkintown, Pennsylvania for a term expiring on April 30, 2000; a copy of the Prime Lease as in effect on the date hereof is attached hereto and made a part hereof as Exhibit A; and

     WHEREAS, Subtenant desires to sublease from Sublessor, and Sublessor desires to sublease to Subtenant, the entire Premises consisting of approximately 11,535 rentable square feet (being all of the space leased to Sublessor under the Prime Lease) as depicted on the sketch of the Premises attached as an exhibit to the Prime Lease in accordance with the terms and conditions of this Sublease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1.   Premises and Term.
          -----------------

          a. Sublessor hereby subleases to Subtenant the Sublease Premises for a term commencing on the date Subtenant takes possession of the Sublease Premises or June 11, 1997, whichever occurs first (the "Commencement Date") and expiring on April 30, 2000 (the "Expiration Date").

          b. Under no circumstances shall the term of this Sublease extend beyond tire expiration, surrender or termination of the Prime Lease, whether the Prime Lease expires by its own terms, is terminated for Sublessor's default, is terminated or surrendered by agreement of Prime Landlord and Sublessor, or is terminated for any other reason.

          c. Sublessor shall attempt to obtain Prime Landlord's consent hereto. Sublessor shall not be required to (i) take any act which would authorize or permit Prime Landlord to terminate the Prime Lease or sublease the Premises (other than attempting to obtain Prime Landlord's consent hereto) or
(ii) make any payment to Prime Landlord or (iii) commence any litigation in order to obtain Prime Landlord's consent, and Sublessor shall incur no liability if Sublessor does not obtain Prime Landlord's consent; provided, however, if Sublessor does not obtain in writing Prime Landlord's consent within thirty (30) days after receipt by Sublessor's legal counsel of an executed counterpart of this Sublease signed by Subtenant, this Sublease shall thereupon be null and void and neither party hereto shall have any obligation to the other under this Sublease and any and all such executed counterparts shall be immediately returned to Subtenant.

          d. Subtenant shall use the Sublease Premises for general office use and for no other use.

     2.   Rent.  Commencing on the Commencement Date and thereunder throughout
          ----
the term of this Sublease. Subtenant shall pay to Sublessor, without notice or demand, in lawful money of the United States and without abatement, deduction or set-off (except as provided below), fixed rent (the "Rent") per month for each month of the term of this Sublease the amounts set forth below:

          Period         Annual Rent Per Sq. Ft   Total Annual Rent   Monthly Rent
          ------         ----------------------   -----------------   ------------
          1st year               $11.50              $132,652.50       $11,054.37
          2nd year                14.50               167,257.50        13,938.12
          3rd year                16.00               184,560.00        15,380.00

Rent shall be payable in monthly installments as provided above in advance on the first (1st) day of each month during the term of this Sublease; provided, however, that if the term of this Sublease shall commence on a day other than the first (1st) day of a month, the Rent shall be payable on the date of such commencement, and Rent for such month shall be prorated on a per them basis. If the term of this Sublease shall end other than on the last day of a calendar month, Rent for the final partial month shall be prorated on a per them basis. It is understood and agreed by Sublessor and Subtenant that the Rent is a "net rent" and that additional rent shall be payable by Subtenant in an amount equal to any and all additional rent that Sublessor is obligated to pay to the Prime Landlord under the Prime Lease and additional rent payable by Subtenant shall be paid by Subtenant as and when Sublessor is obligated to pay the same to the Prime Landlord under the Prime Lease. In addition, Subtenant shall reimburse Sublessor for the cost of electricity used by Subtenant in the Sublease Premises payable by Sublessor pursuant to the Prime Lease or directly to the utility supplying the electricity. Until such time as there is an Event of Default under this Sublease or an event which with the giving of notice or passage of time, would constitute an Event of Default under this Sublease, Subtenant shall have the right to pay Rent and any additional rent that Subtenant is obligated to pay hereunder directly to the Prime Landlord, provided Subtenant send to Sublessor, simultaneously with the payment to the Prime Landlord of any monthly installment of Rent or additional rent payable hereunder, written evidence, in form satisfactory to Sublessor, that such payment has been made. Anything in this Paragraph to the contrary notwithstanding, if Sublessor is entitled to an abatement of, or deduction or set-off against, rent under the Prime Lease, then Subtenant shall be entitled to a pro rata share of such abatement, deduction, or set-off or, if less than all of the Sublease Premises are affected, then Subtenant shall be entitled to an abatement, deduction, or set-off based on the ratio of the square footage of the Sublease Premises. In the event Subtenant fails to make any rent payment to the Prime Landlord as and when due, Sublessor may (but shall not be obligated to) make such payment an behalf of Subtenant and Sublessor shall have the right to exercise any and all rights and remedies against Subtenant (including and late charges and penalties) as may be available to the Prime Landlord under the Prime Lease.

     3.   Condition of the Sublease Premises
          ----------------------------------

          a.   Failure to deliver possession.  A portion of the Sublease
               -----------------------------
Premises is presently occupied by a subtenant whom Sublessor expects to vacate the Sublease Premises by the Commencement Date. However, if for any reason Sublessor cannot deliver possession of the Sublease Premises to Subtenant on the Commencement Date, (i) this Lease will not be void or voidable, unless such inability to deliver possession of the Sublease Premises continues for more than forty-five (45) days after the Commencement Date, in which event either party shall have the right to terminate whereupon this Sublease shall be null and void and neither party hereto shall have any obligation to the other; (ii) Sublessor will not be liable to Subtenant for any loss or damage caused by such failure; and (iii) unless Sublessor is unable to deliver possession of the Sublease Premises to Subtenant on the Commencement Date because of Subtenant's delays, rent will be waived for the period between the Commencement Date and the date on which Sublessor delivers possession of the Sublease Premises to Subtenant. Delay in delivery of possession of the Sublease Premises will not extend the Term.

          b.   Condition.  Subtenant acknowledges and represents to Sublessor
               ---------
(1) that Subtenant has thoroughly inspected and examined the Sublease Premises,
(2) that Subtenant is fully familiar with the physical conditions and state of repair of the Sublease Premises, (3) that Subtenant hereby accepts the Sublease Premises in their "as is" condition, and that, except as provided in subparagraph 3 (c) below, Sublessor shall have no obligation to perform any work in correction with this Sublease, it being acknowledged by Subtenant that the Sublessor Improvements (as defined below) may not be completed at the time that Subtenant takes possession of the Sublease Premises and that such possession shall be at Subtenant's risk, and (4) that except as provided in the following sentence and in subparagraph 3 (c) below neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Sublease Premises or the Building including without limitation, any representation or warranty with respect to the suitability or fitness of the Sublease Premises or the Building for the conduct of Subtenant's business. Notwithstanding the foregoing, Sublessor shall cause to be repaired any damage to the Sublease Premises caused by the cur-rent subtenant after the date of this Sublease. Sublessor represents (1) that it has received no notice from Prime Landlord concerning (a) any default under the Prime Lease or (b) any repairs or maintenance required in respect of the Sublease Premises and (2) that it has no actual knowledge (a) of any default existing under the Prime Lease or (b) of any condition existing on the Sublease Premises which would constitute a violation of Sublessor's repair and maintenance obligations under the Prime Lease.

          c.   Installation of  Doorway within Sublease Premises. Sublessor
               -------------------------------------------------
agrees to install a doorway through an existing wall that had served as a demising wall between the portion of the Sublease Premises occupied by a prior subtenant and the balance of the Sublease Premises (such doorway being shown on the floor plan attached hereto as Exhibit B as initialed and exchanged by the parties hereto)(the "Sublessor Improvements") within fifteen (15) days after the Sublease Premises have been vacated by the current subtenant.

     4.   End of Term.  At the end of the term hereof, or upon the sooner
          -----------
termination of this Sublease, Subtenant shall surrender and deliver the Sublease Premises to Sublessor in as good condition as the condition in which they existed at the commencement of the term hereof, excepting only ordinary wear and tear, damage by fire or other casualty, and down age arising from any cause not required by the terms of this Sublease to be repaired by Subtenant; provided, however, that Subtenant shall have no responsibility for structural or mechanical repairs unless the same are necessitated by Subtenant's negligence or to remove the Sublessor Improvements.

     5.   Lease.
          -----

          a.   Subordination.  This Sublease and all the rights of Subtenant
               -------------
hereunder are expressly subject and subordinate to the Prime Lease and all leases and mortgages to which the Prime Lease is subordinate. In the event of the foreclosure of any underlying mortgage against which Sublessor has nondisturbance protection, Subtenant shall enjoy the same nondisturbance protection as Sublessor.

          b.   Incorporation by Reference.  Except as otherwise provided in this
               --------------------------
Article 5 or elsewhere in this Sublease, all of the terms, covenants, conditions and definitions of the Prime Lease (except such as by their nature or purport do not relate to the Sublease Premises or are inapplicable or inappropriate to the subleasing of the Sublease Premises pursuant to this Sublease or are inconsistent with any of the provisions of this Sublease) are hereby incorporated ill and made part of this Sublease with the same force and effect as though set forth at length herein. The foregoing incorporation by reference is subject to the provisions of this Article 5, including the following:

               (1) For the purposes of this Sublease, (a) references in the Prime Lease to "Lessor" (other than in provisions of the Prime Lease which impose or relate to obligations of Prime Landlord to repair or restore, or to perform or furnish utilities, work or services with respect to, the Premises or the Building) shall be deemed to refer to Sublessor under this Sublease unless the context requires that such reference be deemed to refer to both Prime Landlord and Sublessor; (b) references in the Prime Lease to "Lessee", shall be deemed to refer to Subtenant under this Sublease including, without limitations in regard to the right to notice of, and the right to cure within a stated period of time, purported defaults hereunder; provided, however, that such right to notice and cure shall be subject to time delays inherent in the process of delivering copies of notices received by Sublessor to Subtenant, it being understood, however, that Sublessor shall use its best efforts to deliver any such notice to Subtenant by facsimile transmission or by overnight courier service (e.g., Federal Express); (c) where reference is made in the Prime Lease to "the Lease" or "this Lease", such reference shall be deemed to refer to this Sublease; (d) where reference is made in the Prime Lease to specific terms or provisions of the Prime Lease, such reference shall be deemed to be to the provisions of the Prime Lease incorporated herein; (e) references in the Prime Lease to the "term" of the Prime Lease shall be deemed to refer to the term of this Sublease; and (f) references in the Prime Lease to "Base Rent" or "rent" or "rental" shall be deemed to refer to the Rent payable under this Sublease.

               (2)  The provisions of the Prime Lease and the provisions of
Article 5b(l)(b) above notwithstanding, the only Rent to be paid by Subtenant is as provided in Article 2 of this Sublease.

               (3) Whenever a provision of the Prime Lease incorporated herein by reference obliges Sublessor to perform some act for the benefit of Prime Landlord, including by way of example providing insurance or indemnity or making repairs or permitting access, such provisions as incorporated herein shall oblige Subtenant to perform such act to the extent applicable to the Sublease Premises for the benefit of Prime Landlord and Sublessor. Whenever a provision of the Prime Lease incorporated herein by reference affords the Prime Landlord some right against Sublessor, such provision as incorporated herein shall afford Prime Landlord and Sublessor such right against Subtenant.

               (4) Whenever a provision of the Prime Lease incorporated herein by reference requires or refers to Prime Landlord's consent and approval, such provision as incorporated herein shall be deemed to require or refer to both Prime Landlord's and Sublessor's consent and approval. In such a case, Subtenant shall submit its request for consent or approval to Sublessor and Sublessor shall immediately submit such request for consent or approval to Prime Landlord. Sublessor shall notify Subtenant of Sublessor's determination to grant or deny its consent or approval within the time period, if any, set forth in the Prime Lease.

               (5) Whenever pursuant to a provision of the Prime Lease incorporated herein by reference Sublessor is required to take some action by a date certain or within a certain time period, Subtenant shall take such action not less than three (3) days prior to the date or time for Sublessor's performance provided that in any instance, other than scheduled or regularly recurring obligations, Subtenant shall have had at least seven (7) days' prior written notice of the date and time performance is required. Immediately upon receipt or delivery thereof, as the case may be, Sublessor shall provide Subtenant with copies of any default notices under the Prime Lease given by Sublessor or received by Sublessor. Immediately upon receipt thereof, Sublessor also shall provide Subtenant with copies of any other notices under the Prime Lease relating to the Sublease Premises received by Sublessor.

               (6) Paragraphs 7 and 9 of Amendment No. 1 are not incorporated into this Sublease.

          c.   Protection of Prime Lease.  Subtenant shall not do suffer or
               -------------------------
permit any act or thing which would constitute a default under the Prime Lease or cause the Prime Lease or the rights of Sublessor as lessee thereunder to be terminated or which would cause Sublessor to become liable for any damages, costs, claims or penalties or would increase the Basic Rent or additional rent or other charges or obligations of sublessor as lessee under the Prime Lease, or would adversely affect or reduce any of Sublessor's rights or benefits under the Prime Lease. Sublessor agrees that it shall not do or cause to be done, or suffer or permit to be done, any act or thing which would constitute a default under the Prime Lease or cause the Prime Lease to be terminated.

          d.   Indemnification.  Subtenant shall indemnify and hold Sublessor
               ---------------
harmless from and against any and all claims, actions, liabilities, losses, damages, costs, and expenses (including, without limitation, reasonable attorneys, fees) arising (1) from the use or occupancy by Subtenant of the Sublease Premises or the Building or any business conducted therein by Subtenant, or (2) from any work or thing done or any condition created by or any other act or omission of Subtenant or its employees, agents, contractors, visitors or licensees, in or about the Sublease Premises or any other part of the Building, or (3) from Subtenant's failure to perform any of the obligations imposed on it hereunder (through incorporation of the Prime Lease or otherwise) or (4) from a termination of the Prime Lease resulting from a default by Subtenant under this Sublease. Sublessor shall indemnify and hold Subtenant harmless from and against any and all claims, actions, liabilities, losses, damages, costs, and expenses (including, without limitation, reasonable attorneys' fees) suffered or incurred by Subtenant as a result of (X) the negligent or intentional (and unauthorized) act of Sublessor or (Y) Sublessor's failure to perform any of the obligations imposed on it under the Prime Lease provided such failure is unrelated to any action or omission of Subtenant or any failure by Subtenant to perform any obligations under this Sublease.

          e.   Limitation on Prime Landlord's Obligation.  Notwithstanding
               -----------------------------------------
anything contained in this Sublease (including any provisions of the Prime Lease which are incorporated by reference into this Sublease), Subtenant acknowledges and agrees that except as specifically provided below Sublessor shall have no obligation, liability or responsibility whatsoever to Subtenant to provide or perform any work, service, utility, repair, alteration, restoration or other obligation as such items pertain to the Sublease Premises which Prime Landlord is obliged to provide or perform pursuant to the provisions of the Prime Lease. If Prime Landlord shall default or delay in providing or performing, any such work, service, utility, repair, alteration, restoration or other obligation as such items pertain to the Sublease Premises, Sublessor's only obligations to Subtenant on account thereof shall be (1) to permit Subtenant, at its expense, to prosecute an action against Prime Landlord for damages or specific performance for Subtenant's benefit in Sublessor's name, and (2) to make a good faith effort, and to reasonably cooperate with Subtenant (at Subtenant's expense) in attempting, to cause Prime Landlord to provide or perform such service or obligation. Any condition resulting from such default or delay by Prime Landlord shall not constitute an eviction, actual or constructive, of Subtenant. No such default or delay shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease or shall entitle Subtenant to terminate this Sublease or to any reduction in or abatement of the fixed rent or other charges provided for in this Sublease; provided, however, if Sublessor is entitled to a reduction or abatement in the rent due under the Prime Lease, then Subtenant shall be entitled to a pro-rata share of such reduction or abatement or, if less than all of the Sublease Premises are affected, then Subtenant shall be entitled to an abatement, deduction, or set-off based on the ratio of the square footage of the area of the Sublease Premises affected by such default or delay to the square footage of the Sublease Premises. In furtherance of the foregoing, to the extent permitted by law, Subtenant does hereby waive any cause of action and any right to bring an action against Sublessor by reason of any act or omission of Prime Landlord under the Prime Lease. If Subtenant shall undertake any action against Prime Landlord pursuant to clause (1) of the second (2nd) sentence of this Article 5(c), then
(1) all papers, pleadings and other aspects of such action shall be subject to Sublessor's approval, not to be unreasonably withheld and (2) Sublessor may participate in such action.

          f.   Sublessor's Obligations under the Prime Lease.  Sublessor agrees
               ---------------------------------------------
that it shall pay all amounts due and perform all obligations required of it under the Prime Lease in a timely manner. Sublessor agrees that it shall not amend, modify, terminate, or otherwise change the Prime Lease in any manner which affects Subtenant or this Sublease without first obtaining the approval of Subtenant, which approval shall not be unreasonably withheld unless the change in the Prime Lease results in a modification of the term of this Sublease or in the imposition of an increased monetary burden on Subtenant.

     6.   Assignment, etc.  Subtenant shall not assign, mortgage or encumber
          ---------------
this Sublease or sublet all or any part of the Sublease Premises, or permit the Sublease Premises to be used by others not in the employ of Subtenant and the Prime Landlord under the Prime Lease.

     7.   Fire and Other Casualty.  Either party shall have the right to
          -----------------------
terminate this Sublease in the event of fire or other casualty which renders all or substantially all of the Sublease Premises untenantable, provided however that Subtenant shall have no right to terminate this Sublease in the case of any fire or other casualty in any way caused by Subtenant.

Sublessor shall have the right to terminate this Sublease in the event of the termination of the Prime Lease.

     8.   Miscellaneous.
          -------------

          a.   Quiet Enjoyment.  Provided Subtenant complies with its covenants,
               ---------------
duties and obligations hereunder after any applicable notice and the expiration of any applicable cure period, Sublessor period, Sublessor shall not disturb Subtenant's quiet enjoyment of the Sublease Premises, subject to the terms of this Sublease.

          b.   Limitation of Liability.  The term "Sublessor" shall refer only
               -----------------------
to the owner from time to time of the lessee's interest in the Prime Lease so that if Sublessor shall assign its interest in the Prime Lease, then the assignor shall be entirely freed from all obligations, covenants and duties hereunder thereafter accruing, provided that the assignee assumes the liability of Sublessor for all such obligations, covenants and duties hereunder thereafter accruing.

Notwithstanding the foregoing, the assignor SIWI remain bound by the terms of this Sublease with respect to any claims arising prior to the assignment.

          c.   Sublessor Consent or Approval.  Whenever under any provision of
               -----------------------------
this Sublease (including any provision of the Prime Lease incorporated herein by reference) Sublessor's consent or approval is required or referred to, Sublessor may grant or deny such consent or approval arbitrarily, except in those instances in which, Pursuant to law or pursuant to a provision of this Sublease, Sublessor is required not to unreasonably withhold its consent or approval. Sublessor shall not be deemed to have unreasonably withheld its consent if Sublessor is required to obtain the consent of Prime Landlord and, despite Sublessor's good faith efforts, Prime Landlord does not give such consent.

          d.   Sublessor Right to Cure.  Except in the case of an emergency when
               -----------------------
no notice or cure period is applicable, if Subtenant fails to perform any of its obligations hereunder in accordance with the terms hereof and any applicable cure period has elapsed, then after notice to Subtenant Sublessor may, but shall not be obligated to, cure such failure for the account of and at the expense of Subtenant, and the amount of any costs, payments or expenses incurred by Sublessor m connection with such cure (including reasonable counsel fees) shall be deemed additional rent and payable by Subtenant on demand hereunder.

          e.   Security Deposit.  Subtenant has simultaneously herewith
               ----------------
delivered to Sublessor the amount of $22,108.75 to be held by Sublessor as a security deposit (the "Security

Deposit") for the full and faithful performance by Subtenant of all of the terms and conditions of this Sublease. The Security Deposit shall be held by Sublessor in an interest bearing account with the interest accruing thereon to be for the benefit of Subtenant. If an event of default occurs and remains uncured after notice and the expiration of the applicable cure period, if any, then Sublessor shall have the right to apply the Security Deposit (including any interest) or any portion thereof to the cost of curing the event of default and if this Sublease is terminated as a result of such event of default, to any damages that Sublessor is entitled to under this Sublease.

          c.   Signage.  Subtenant, at Subtenant's sole cost and expense, shall
               -------
have the right to erect signage upon the Sublease Premises and to be included on the Building directory subject to the rules, guidelines, and approval of Prime Landlord. Sublessor agrees that it shall make a good faith effort to cause Prime Landlord to include Subtenant's business name in the Building directory.

          g.   Sublessor's Warranty Regarding the Prime Lease.  Sublessor
               ----------------------------------------------
represents and warrants that: (i) attached hereto as Exhibit A is a true, correct, and complete copy of the Prime Lease including all amendments and modifications thereof, (ii) no Event of Default has occurred under the Prime Lease, (iii) Sublessor has not, and during the term of this Sublease will not, enter into any agreements or contracts affecting the Sublease Premises that are binding on Subtenant, other than the Prime Lease; and (iv) to the best of Sublessor's knowledge the Prime Landlord is not in default under any of the terms of the Prime Lease.

          h.   Notices, Requests, and Demands.  Sublessor agrees that it shall
               ------------------------------
promptly provide Subtenant with copies of any notices, requests, or demands related to the Sublease Premises or the continuation of the Prime Lease that are given or received by Sublessor.

          i.   Counterparts.  This Sublease may be executed in counterparts,
               ------------
which taken together shall constitute a single document.

          j.   Coterminous Lease Contingency.  This Sublease shall be contingent
               -----------------------------
upon Subtenant entering into a conterminous lease with the Prime Landlord for approximately 16,785 square feet by May 23, 1997 (the "Lease Contingency Date"). If Subtenant has not entered into such a lease by the Lease Contingency Date, Subtenant shall have the right to terminate this Sublease by written notice to Sublessor no later than five (5) days after the Lease Contingency Date.

     9.   Notices.  All notices to be given hereunder shall be by (i) Federal
          -------
Express or other nationally recognized overnight courier service, (ii) personal delivery, or (iii) certified or registered mail, return receipt requested, at the addresses set forth herein. Either party, by notice similarly given, may change the address to which future notices shall be sent. Notices given hereunder shall be effective on the date of receipt by the addressees, if delivery is refused, on the date delivery is first attempted.

     10.  Broker.  Sublessor and Subtenant each represent and warrant to the
          ------
other that it has not dealt with any broker or agent other than Cushman & Wakefield and Jackson-Cross

Company (the "Brokers"). Subtenant and Sublessor agree to indemnify and hold the other harmless for, from and against any claims for brokerage commission with respect to this Sublease made by any broker or agent other than Brokers with whom Subtenant or Sublessor may have dealt with respect to this Sublease. The foregoing indemnification shall include the reasonable attorneys' fees of the party being indemnified. Sublessor alone shall be responsible to pay Brokers any fee or commission due in connection with this Sublease, and Sublessor shall indemnify and hold Subtenant harmless of, from, and against any claims arising out of Sublessor's failure so to do.

     11.  Entire Agreement.  This Sublease contains the entire agreement between
          ----------------
the parties and this agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

SUBLESSOR                               SUBTENANT

GRANT THORNTON LLP                      CD NOW, INC.


By  /s/ illegible                       By  /s/ Jason Olim
  ---------------------------             ----------------------------

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                                      AND
                           SECOND AMENDMENT TO LEASE
                           -------------------------


     AGREEMENT made as of the  31 day of May, 1996, to be effective the 1st day
                               --
of November, 1995, among JENKINS COURT PENNSYLVANIA, L.P., successor-in-interest to JENKINS COURT ASSOCIATES LIMITED PARTNERSHIP ("Landlord"); A.G. EPSTEIN COMPANY, as tenant (referred to herein as "Tenant-Assignor"), and GRANT THORNTON, LLP (referred to herein as "Assignee").

                                   RECITALS:
                                   ---------

     A. Landlord's predecessor in interest entered into a lease dated December 27, 1989 with Tenant-Assignor for Suite No. 300 in the building known as Jenkins Court, located on Old York Road in Jenkintown, Montgomery County, Pennsylvania.

     B. The term demised in said lease is fixed to expire on April 30, 2000 unless sooner terminated or extended pursuant to any of the terms, covenants or conditions of said lease or pursuant to law (the aforesaid lease, as modified by Amendment No. 1 to Agreement of Lease dated May 21, 1992, is referred to as the "Lease"; and the premises demised therein, together with all appurtenances, fixtures, additions and other property attached thereto or installed therein are referred to herein as the "Premises").

     C. Tenant-Assignor now desires to assign its interest as Tenant under the Lease to Assignee and Assignee desires to succeed to the interest of Tenant-Assignor as Tenant under the Lease and is willing to assume the observance and performance of the obligations of Tenant under the Lease.

     D. Landlord is willing to consent to the proposed assignment, subject to the terms of this Agreement.

                             TERMS AND CONDITIONS
                             --------------------

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Tenant-Assignor hereby assigns, transfers and sets over unto Assignee all of Tenant-Assignor's right, title and interest as the tenant under the Lease as of the date of this Agreement.

     2. Assignee, for the benefit of Landlord and Tenant-Assignor, hereby agrees to assume, keep, observe and perform each and every one of the terms, covenants and conditions of the Lease on the tenant's part to be observed or performed including, but not limited to, all obligations of the Tenant under the Lease originating or accruing before the date of this Agreement, all with the same force and effect as if Assignee had executed the Lease as the tenant originally named therein. Assignee hereby agrees that the Premises will be used solely for the Permitted Use set forth in the Lease and for no other purpose or use.

     3. Tenant-Assignor and Assignee represent and warrant to Landlord that the Lease and Premises are not encumbered by any prior transfer, assignment, mortgage, sublease or encumbrance of whatever nature and Tenant-Assignor and Assignee represent and warrant to Landlord that Landlord is not responsible for any broker's commission or fees with respect to this transaction and Tenant-Assignor and Assignee shall jointly and severally indemnify and hold Landlord harmless against and from any claims by any broker or other party with respect to any commissions or fees brought by any broker or any other party for this transaction.

     4. To induce Landlord to consent to the assignment of the tenant's interest under the Lease by Tenant-Assignor to Assignee, the parties hereto amend the Lease as follows:

          (a) Sections 42 and 43 of the Lease are hereby deleted and shall have no further force or effect.

          (b) New subsections 12(c)(iv) and (v) are hereby added to the Lease, to read as follows:

               "(iv) With respect to a proposed assignment of this Lease or subletting of the entire Premises, the right to terminate this Lease on the Effective Date as if it were the scheduled expiration date of the Term (the "Expiration Date").

               (v) with respect to a proposed subletting of less than the entire Premises, the right to terminate this Lease as to the portion of the Premises affected by such subletting on the Effective Date, as if it were the

               Expiration Date, in which case Tenant shall promptly execute and deliver to Landlord an appropriate modification of this Lease in form satisfactory to Landlord in all respects."

     5. Tenant-Assignor and Assignor acknowledge and agree that (i) as of the date hereof Landlord holds no security deposit under the Lease; (ii) the Term of the Lease expires on April 30, 2000, and (iii) the Rent payable under the Lease includes Annual Fixed Rent of $213,974.28, payable in monthly installments of $17,831.19, reimbursement for Special Tenant work in the amount of $2,859.24 per month and Additional Rent as defined in Article 5(b) of the Lease (currently billed in estimated monthly installments of $750.00).

     6. Subject to the provisions of this Agreement, Landlord hereby consents to the foregoing assignment. Landlord's consent shall not in any way be construed to relieve Assignee from obtaining the express consent, in writing, of Landlord to any further assignment of the tenant's interest under the Lease or sublease of any portion of the Premises.

     7. Tenant-Assignor, for the benefit of Landlord, (a) waives all notices of default which may be given to Assignee and all other notices of every kind or description now or hereafter provided in the Lease, by statute or rule of law, and (b) agrees that, notwithstanding the foregoing assignment and Landlord's consent thereto, Tenant-Assignor's obligations with respect to the Lease shall not be discharged, released or impaired by (i) this assignment, (ii) any amendment or modification of the Lease, whether or not the obligations of the tenant are increased thereby, (iii) any further assignment or transfer of the tenant's interest in the Lease (iv) any exercise, non-exercise, or waiver by Landlord of any right, remedy, power or privilege under or with respect to the Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations to the tenant under the Lease, (vi) any insolvency, bankruptcy, liquidation, reorganization, arrangement, dissolution, or similar proceeding involving or affecting Assignee or any further assignee, or (vii) any act or thing which, but for the provisions of this assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant-Assignor hereby consents in advance, and (c) Tenant-Assignor expressly waives and surrenders any defenses as assignor which may now or hereafter exist to its liability under the Lease, it being the purpose and intent of Landlord and Tenant-Assignor that the obligations of Tenant-Assignor hereunder as assignor shall be absolute and unconditional under any and all circumstances.

     8. Landlord claims that pursuant to the Lease $76,638.09 of Rent accrued through December 31, 1995 was not paid. Tenant-Assignor and Assignee dispute Landlord's calculation of the accrued but unpaid Rent. To settle this dispute, upon the execution of this Agreement Tenant-Assignor or Assignee shall pay Landlord Twenty Five Thousand Dollars ($25,000) plus legal fees incurred by Landlord in connection with this transaction of $4,250.00, for a total settlement amount of $29,250.00 (the "Settlement Amount"), and Landlord shall accept the Settlement Amount in full satisfaction for the accrued but unpaid Rent due as of December 31, 1995.

     9. Subject to payment of the Settlement Amount, Landlord, for the benefit of Assignee, represents that to Landlord's actual knowledge, no Event of Default exists under the Lease and no event exists which, with the giving of notice or passage of time, or both, would constitute an Event of Default under the Lease.

     10. For the purposes of the Lease and this Agreement, notices shall be sent to each party at the following places:

          If the Landlord:

          Jenkins Court Pennsylvania, L.P.
          c/o Oaktree Capital Management, LLC
          550 South Hope Street
          22nd Floor
          Los Angeles, CA 90071
          Attention:  Scott Chernoff

          If the Assignee:

          Grant Thornton, LLP
          Suite 3100
          Two Commerce Square
          2001 Market Street
          Philadelphia, PA 19103-7080
          Attention:  Kenneth W. Banet

All notices to be given hereunder by either party shall be written and sent by
(a) registered or certified mail, return receipt requested, postage prepaid, addressed to the party intended to be notified at the address set forth above
(b) Federal Express or other overnight courier, or (c) personal delivery.
Either party may, at any time, or from time to time, notify the other in writing of a substitute address for that above set forth, and thereafter notices shall be directed to such substitute address. Notice given as aforesaid shall be sufficient service thereof and shall be deemed given as of the earlier of (a) the date occurring three (3) business days after the date of mailing the same, or (b) the day of delivery shown on the receipt.

     11. Except as expressly modified by the foregoing provisions of this Agreement, the Lease is hereby ratified and confirmed in all respects by each of the parties to this Agreement.

     12. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals of the day and year first above written.

                                             Assignor:
                                             --------

                                             A.G. EPSTEIN & CO.

Witness:  Melody A. Fraleck                  By:  /s/ illegible
        --------------------------              --------------------------
                                             Name:  /s/ illegible
                                                  ------------------------
                                             Title:  Partner
                                                   -----------------------

                                             Assignee:
                                             --------

                                             GRANT THORNTON, LLP

Witness:  Melody A. Fraleck                  By:  /s/ Kenneth W. Banet
        --------------------------              --------------------------
                                             Name:  Kenneth W. Banet
                                                  ------------------------
                                             Title:  Partner
                                                   -----------------------

                                   Landlord:
                                   --------

                                   JENKINS COURT PENNSYLVANIA, L.P.

                                   By:  JENKINS COURT PENNSYLVANIA
                                        CORPORATION

                                   By:  /s/ Russel S. Bernard
                                      -----------------------------------------
                                   Name:  Russel S. Bernard
                                        ---------------------------------------
                                   Title:   Senior Managing Director
                                         --------------------------------------


                                   By:  /s/ Kenneth Liang
                                      -----------------------------------------
                                   Name:  Kenneth Liang
                                        ---------------------------------------
                                   Title: Managing Director & General Counsel
                                        ---------------------------------------